CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Cash and cash equivalents	$ 258,693	$ 446,656
Restricted cash	35,105
Accounts receivable (less allowances of $21,545 and $20,831, respectively)	533,070	540,264
Deferred income taxes	37,565	37,241
Prepaid expenses and other	138,643	133,548
Assets of discontinued operations (see Note 14)	202,726	53,716
Total Current Assets	1,205,802	1,211,425
Property, Plant and Equipment:
Property, plant and equipment	4,178,652	4,003,997
Less-Accumulated depreciation	(1,702,825)	(1,485,963)
Property, Plant and Equipment, net	2,475,827	2,518,034
Other Assets, net:
Goodwill	2,282,137	2,375,895
Customer relationships and acquisition costs	387,779	407,944
Deferred financing costs	29,146	35,206
Other	29,042	34,605
Assets of discontinued operations (see Note 14)		263,725
Total Other Assets, net	2,728,104	3,117,375
Total Assets	6,409,733	6,846,834
Current Liabilities:
Current portion of long-term debt	96,603	39,480
Accounts payable	145,089	163,912
Accrued expenses	385,056	383,682
Deferred revenue	173,676	172,378
Liabilities of discontinued operations (see Note 14)	57,222	55,262
Total Current Liabilities	857,646	814,714
Long-term Debt, net of current portion	2,912,465	3,211,223
Other Long-term Liabilities	86,605	106,726
Deferred Rent	95,860	89,973
Deferred Income Taxes	493,895	452,451
Liabilities of discontinued operations (see Note 14)		14,276
Commitments and Contingencies (see Note 10)
Iron Mountain Incorporated Stockholders' Equity:
Preferred stock (par value $0.01; authorized 10,000,000 shares; none issued and outstanding)
Common stock (par value $0.01; authorized 400,000,000 shares; issued and outstanding 200,064,066 shares and 203,546,757 shares, respectively)	2,001	2,035
Additional paid-in capital	1,228,655	1,298,657
Retained earnings	695,707	825,014
Accumulated other comprehensive items, net	29,482	27,661
Total Iron Mountain Incorporated Stockholders' Equity	1,955,845	2,153,367
Noncontrolling Interests	7,417	4,104
Total Equity	1,963,262	2,157,471
Total Liabilities and Equity	$ 6,409,733	$ 6,846,834

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances (in dollars)	$ 21,545	$ 20,831
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, authorized shares	10,000,000	10,000,000
Preferred stock, issued shares	0	0
Preferred stock, outstanding shares	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized shares	400,000,000	400,000,000
Common stock, issued shares	200,064,066	203,546,757
Common stock, outstanding shares	200,064,066	203,546,757

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Storage (see Note 2.y.)	$ 1,607,801	$ 1,542,336	$ 1,504,499
Service (see Note 2.y.)	1,308,855	1,262,329	1,346,057
Total Revenues	2,916,656	2,804,665	2,850,556
Operating Expenses:
Cost of sales (excluding depreciation and amortization)	1,204,454	1,214,789	1,325,541
Selling, general and administrative	777,880	757,506	766,178
Depreciation and amortization	307,373	280,805	257,255
Goodwill Impairment (see Note 2.g.)	85,909
Loss (Gain) on disposal/writedown of property, plant and equipment, net	(10,994)	168	7,522
Total Operating Expenses	2,364,622	2,253,268	2,356,496
Operating Income (Loss)	552,034	551,397	494,060
Interest Expense, Net (includes Interest Income of $5,485, $2,566 and $1,787 in 2008, 2009 and 2010, respectively)	206,510	214,640	222,448
Other Expense (Income), Net	9,035	(12,486)	31,505
Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes	336,489	349,243	240,107
Provision (Benefit) for Income Taxes	169,469	115,318	147,226
Income (Loss) from Continuing Operations	167,020	233,925	92,881
Income (Loss) from Discontinued Operations (see Note 14), Net of Tax	(216,012)	(11,619)	(10,938)
Net Income (Loss)	(48,992)	222,306	81,943
Less: Net (Loss) Income Attributable to Noncontrolling Interests	4,908	1,429	(94)
Net Income (Loss) Attributable to Iron Mountain Incorporated	$ (53,900)	$ 220,877	$ 82,037
Earnings (Losses) per Share-Basic:
Income (Loss) from Continuing Operations (in dollars per share)	$ 0.83	$ 1.15	$ 0.46
Income (Loss) from Discontinued Operations (in dollars per share)	$ (1.07)	$ (0.06)	$ (0.05)
Net Income (Loss) Attributable to Iron Mountain Incorporated (in dollars per share)	$ (0.27)	$ 1.09	$ 0.41
Earnings (Losses) per Share-Diluted:
Income (Loss) from Continuing Operations (in dollars per share)	$ 0.83	$ 1.15	$ 0.46
Income (Loss) from Discontinued Operations (in dollars per share)	$ (1.07)	$ (0.06)	$ (0.05)
Net Income (Loss) Attributable to Iron Mountain Incorporated (in dollars per share)	$ (0.27)	$ 1.08	$ 0.4
Weighted Average Common Shares Outstanding-Basic (in shares)	201,991	202,812	201,279
Weighted Average Common Shares Outstanding-Diluted (in shares)	201,991	204,271	203,290

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF OPERATIONS
Interest Income	$ 1,787	$ 2,566	$ 5,485

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Thousands, except Share data	Total	Comprehensive Income (Loss)	Common Stock Voting	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Items, Net	Noncontrolling Interests
Balance, as adjusted (see Note 2.a.) at Dec. 31, 2007	$ 1,816,769		$ 2,007	$ 1,209,512	$ 522,100	$ 74,061	$ 9,089
Balance (in shares) at Dec. 31, 2007			200,693,217
Increase (Decrease) in Stockholders' Equity
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation, including tax benefit of $2,252, $5,532 and $5,112 for the period 2010, 2009 and 2008, respectively	40,564		12	40,552
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation (in shares)			1,238,115
Comprehensive Income (Loss):
Currency translation adjustment	(115,619)	(115,619)				(114,613)	(1,006)
Market value adjustments for securities, net of tax	(663)	(663)				(663)
Net income (loss)	81,943	81,943			82,037		(94)
Comprehensive Income (Loss)	(34,339)	(34,339)
Noncontrolling interests equity contributions	1,370						1,370
Noncontrolling interests dividends	(1,321)						(1,321)
Parent purchase of noncontrolling interests	(4,490)						(4,490)
Balance, as adjusted (see Note 2.a.) at Dec. 31, 2008	1,818,553		2,019	1,250,064	604,137	(41,215)	3,548
Balance (in shares) at Dec. 31, 2008			201,931,332
Increase (Decrease) in Stockholders' Equity
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation, including tax benefit of $2,252, $5,532 and $5,112 for the period 2010, 2009 and 2008, respectively	48,609		16	48,593
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation (in shares)			1,615,425
Comprehensive Income (Loss):
Currency translation adjustment	69,455	69,455				68,876	579
Net income (loss)	222,306	222,306			220,877		1,429
Comprehensive Income (Loss)	291,761	291,761
Noncontrolling interests equity contributions	578						578
Noncontrolling interests dividends	(2,030)						(2,030)
Balance, as adjusted (see Note 2.a.) at Dec. 31, 2009	2,157,471		2,035	1,298,657	825,014	27,661	4,104
Balance (in shares) at Dec. 31, 2009	203,546,757		203,546,757
Increase (Decrease) in Stockholders' Equity
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation, including tax benefit of $2,252, $5,532 and $5,112 for the period 2010, 2009 and 2008, respectively	39,530		13	39,517
Issuance of shares under employee stock purchase plan and option plans and stock-based compensation (in shares)			1,281,332
Stock options issued in connection with acquisition	1,997			1,997
Stock repurchases	(111,563)		(47)	(111,516)
Stock repurchases (in shares)			(4,764,023)
Parent cash dividends declared (See Note 13)	(75,407)				(75,407)
Comprehensive Income (Loss):
Currency translation adjustment	2,288	2,288				1,821	467
Net income (loss)	(48,992)	(48,992)			(53,900)		4,908
Comprehensive Income (Loss)	(46,704)	(46,704)
Noncontrolling interests dividends	(2,062)						(2,062)
Balance, as adjusted (see Note 2.a.) at Dec. 31, 2010	$ 1,963,262		$ 2,001	$ 1,228,655	$ 695,707	$ 29,482	$ 7,417
Balance (in shares) at Dec. 31, 2010	200,064,066		200,064,066

CONSOLIDATED STATEMENTS OF EQUITY (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF EQUITY
Tax benefit on issuance of shares under employee stock purchase plan and option plans and stock-based compensation	$ 2,252	$ 5,532	$ 5,112

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Income (Loss)	$ (48,992)	$ 222,306	$ 81,943
Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustments	2,288	69,455	(115,619)
Market Value Adjustments for Securities, Net of Tax			(663)
Total Other Comprehensive (Loss) Income	2,288	69,455	(116,282)
Comprehensive (Loss) Income	(46,704)	291,761	(34,339)
Comprehensive (Loss) Income Attributable to Noncontrolling Interests	5,375	2,008	(1,100)
Comprehensive (Loss) Income Attributable to Iron Mountain Incorporated	$ (52,079)	$ 289,753	$ (33,239)

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities:
Net income (loss)	$ (48,992)	$ 222,306	$ 81,943
(Income) Loss from discontinued operations (see Note 14)	216,012	11,619	10,938
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation	281,438	256,169	231,766
Amortization (includes deferred financing costs and bond discount of $5,357, $5,117 and $4,982, respectively)	31,292	29,753	30,471
Goodwill impairment	85,909
Stock-based compensation expense	17,274	15,210	16,075
Provision for deferred income taxes	40,003	32,221	107,149
Loss (Gain) on early extinguishment of debt	1,792	3,031	418
Loss (Gain) on disposal/writedown of property, plant and equipment, net	(10,994)	168	7,522
Foreign currency transactions and other, net	18,080	(12,690)	50,312
Changes in Assets and Liabilities (exclusive of acquisitions):
Accounts receivable	13,674	(18,320)	(25,249)
Prepaid expenses and other current assets	(8,388)	(22,578)	(6,551)
Accounts payable	(2,363)	9,678	(23,030)
Accrued expenses, deferred revenue and other current liabilities	(44,336)	40,747	17,404
Other assets and long-term liabilities	12,914	18,449	13,765
Cash Flows from Operating Activities-Continuing Operations	603,315	585,763	512,933
Cash Flows from Operating Activities-Discontinued Operations	21,825	31,148	24,096
Cash Flows from Operating Activities	625,140	616,911	537,029
Cash Flows from Investing Activities:
Capital expenditures	(259,537)	(290,949)	(353,822)
Cash paid for acquisitions, net of cash acquired	(19,023)	(2,033)	(56,632)
Investment in restricted cash	(35,102)
Additions to customer relationship and acquisition costs	(13,202)	(10,741)	(14,141)
Investment in joint ventures		(3,114)	(1,709)
Proceeds from sales of property and equipment and other, net	22,637	4,591	(350)
Cash Flows from Investing Activities-Continuing Operations	(304,227)	(302,246)	(426,654)
Cash Flows from Investing Activities-Discontinued Operations	(128,443)	(21,820)	(32,940)
Cash Flows from Investing Activities	(432,670)	(324,066)	(459,594)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	(102,662)	(284,386)	(957,331)
Proceeds from revolving credit and term loan facilities and other debt	53,567	33,944	798,289
Early retirement of senior subordinated notes	(202,584)	(447,874)	(71,881)
Net proceeds from sales of senior subordinated notes		539,688	295,500
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	169	1,064	960
Stock repurchases	(111,563)
Parent cash dividends	(37,893)
Proceeds from exercise of stock options and employee stock purchase plan	18,225	24,233	16,145
Excess tax benefits from stock-based compensation	2,252	5,532	5,112
Payment of debt financing costs		(1,555)	(985)
Cash Flows from Financing Activities-Continuing Operations	(380,489)	(129,354)	85,809
Cash Flows from Financing Activities-Discontinued Operations	(745)	(338)	1,559
Cash Flows from Financing Activities	(381,234)	(129,692)	87,368
Effect of Exchange Rates on Cash and Cash Equivalents	801	5,133	(12,040)
Increase (Decrease) in Cash and Cash Equivalents	(187,963)	168,286	152,763
Cash and Cash Equivalents, Beginning of Period	446,656	278,370	125,607
Cash and Cash Equivalents, End of Period	258,693	446,656	278,370
Supplemental Information:
Cash Paid for Interest	226,463	216,673	242,145
Cash Paid for Income Taxes	139,072	87,062	44,109
Non-Cash Investing and Financing Activities:
Capital Leases	30,367	72,120	93,147
Accrued Capital Expenditures	41,222	53,701	46,009
Dividends Payable	$ 37,514

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED STATEMENTS OF CASH FLOWS
Amortization of deferred financing costs and bond discount	$ 5,357	$ 5,117	$ 4,982

Nature of Business	12 Months Ended
Dec. 31, 2010
Nature of Business
Nature of Business

1. Nature of Business

The accompanying financial statements represent the consolidated accounts of Iron Mountain Incorporated, a Delaware corporation, and its subsidiaries. We are a global full-service provider of information management and related services for all media in various locations throughout North America, Europe, Latin America and Asia Pacific. We have a diversified customer base comprised of commercial, legal, banking, health care, accounting, insurance, entertainment and government organizations.

In August 2010, Iron Mountain Incorporated (“IMI”) divested the domain name management product line of its digital business (the “Domain Name Product Line”). On June 2, 2011, IMI completed the sale (the “Digital Sale”) of its online backup and recovery, digital archiving and eDiscovery solutions businesses of its digital business (the “Digital Business”) to Autonomy Corporation plc, a corporation formed under the laws of England and Wales (“Autonomy”), pursuant to a purchase and sale agreement dated as of May 15, 2011 among IMI, certain subsidiaries of IMI and Autonomy (the “Digital Sale Agreement”).  The financial position, operating results and cash flows of the Domain Name Product Line and the Digital Business, for all periods presented, have been reported as discontinued operations for financial reporting purposes. Additionally, in May 2011, IMI committed to a plan to sell its records management business in New Zealand (the “New Zealand Business”).  The financial position, operating results and cash flows of the New Zealand Business, for all periods presented, have been reported as discontinued operations for financial reporting purposes.  See “Note 14. Discontinued Operations” for a further discussion of these events.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

a.              Principles of Consolidation and Change in Accounting Principle

The accompanying financial statements reflect our financial position and results of operations on a consolidated basis. Prior to January 1, 2010, the financial position and results of operations of the operating subsidiaries of Iron Mountain Europe (Group) Limited (collectively referred to as “IME”), our European business, were consolidated based on IME’s fiscal year ended October 31. Effective January 1, 2010, we changed the fiscal year-end (and the reporting period for consolidation purposes) of IME to coincide with IMI’s fiscal year-end of December 31. We believe that the change in accounting principle related to the elimination of the two-month reporting lag for IME is preferable because it will result in more contemporaneous reporting of events and results related to IME. In accordance with applicable accounting literature, a change in subsidiary year-end is treated as a change in accounting principle and requires retrospective application. The cumulative effect of the change was an increase in retained earnings of  $12,225 as of January 1, 2007. The impact of the change was not material to the results of operations for the previously reported annual and interim periods after January 1, 2008, and, thus, those results have not been revised. There is, however, a charge of  $4,711 recorded to other expense (income), net in the year ended December 31, 2010 to recognize the immaterial difference arising from the change. Had the annual financial statements been revised, operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated in calendar 2008 would have been decreased by  $6,950,  $11,700 and  $9,039, respectively, and operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated in calendar 2009 would have been increased by  $3,714,  $7,041 and  $4,957, respectively. In addition, revenue, operating income (loss), income (loss) from continuing operations before provision (benefit) for income taxes and net income (loss) attributable to Iron Mountain Incorporated for the year ended December 31, 2010 would not have changed materially had we not eliminated the two-month reporting lag. There were no significant, infrequent or unusual items in the IME two-month period ended December 31, 2008 and 2009. All intercompany account balances have been eliminated.

b.              Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, we evaluate the estimates used. We base our estimates on historical experience, actuarial estimates, current conditions and various other assumptions that we believe to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. Actual results may differ from these estimates.

c.               Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash invested in short-term securities which have remaining maturities at the date of purchase of less than 90 days. Cash and cash equivalents are carried at cost, which approximates fair value.

We have restricted cash associated with a collateral trust agreement with our insurance carrier that was entered into in 2010 related to our worker’s compensation self-insurance program. The restricted cash subject to this agreement was  $35,105 as of December 31, 2010 and is included in current assets on our consolidated balance sheets. Restricted cash consists primarily of U.S. treasuries.

d.              Foreign Currency

Local currencies are considered the functional currencies for our operations outside the United States, with the exception of certain foreign holding companies and our financing center in Switzerland, whose functional currencies are the U.S. dollar. In those instances where the local currency is the functional currency, assets and liabilities are translated at period-end exchange rates, and revenues and expenses are translated at average exchange rates for the applicable period. Resulting translation adjustments are reflected in the accumulated other comprehensive items, net component of Iron Mountain Incorporated Stockholders’ Equity and Noncontrolling Interests. The gain or loss on foreign currency transactions, calculated as the difference between the historical exchange rate and the exchange rate at the applicable measurement date, including those related to (a) our 7 1/4% GBP Senior Subordinated Notes due 2014, (b) our 6 3/4% Euro Senior Subordinated Notes due 2018, (c) the borrowings in certain foreign currencies under our revolving credit agreement, and (d) certain foreign currency denominated intercompany obligations of our foreign subsidiaries to us and between our foreign subsidiaries which are not considered permanently invested, are included in other expense (income), net, on our consolidated statements of operations. The total gain or loss on foreign currency transactions amounted to a net loss of  $29,318, a net gain of  $12,921 and a net loss of  $5,664 for the years ended December 31, 2008, 2009 and 2010, respectively.

e.               Derivative Instruments and Hedging Activities

Every derivative instrument is required to be recorded in the balance sheet as either an asset or a liability measured at its fair value. Periodically, we acquire derivative instruments that are intended to hedge either cash flows or values which are subject to foreign exchange or other market price risk, and not for trading purposes. We have formally documented our hedging relationships, including identification of the hedging instruments and the hedged items, as well as our risk management objectives and strategies for undertaking each hedge transaction. Given the recurring nature of our revenues and the long term nature of our asset base, we have the ability and the preference to use long-term, fixed interest rate debt to finance our business, thereby preserving our long term returns on invested capital. We target approximately 75% of our debt portfolio to be fixed with respect to interest rates. Occasionally, we will use interest rate swaps as a tool to maintain our targeted level of fixed rate debt. In addition, we will use borrowings in foreign currencies, either obtained in the U.S. or by our foreign subsidiaries, to naturally hedge foreign currency risk associated with our international investments. Sometimes we enter into currency swaps to temporarily hedge an overseas investment, such as a major acquisition, while we arrange permanent financing or to hedge our exposure due to foreign currency exchange movements related to our intercompany accounts with and between our foreign subsidiaries. As of December 31, 2009 and 2010, none of our derivative instruments contained credit-risk related contingent features.

f.                Property, Plant and Equipment

Property, plant and equipment are stated at cost and depreciated using the straight-line method with the following useful lives:

Building and building improvements	5 to 40 years
Leasehold improvements	8 to 10 years or the life of the lease, whichever is shorter
Racking	2 to 20 years
Warehouse equipment	3 to 10 years
Vehicles	2 to 10 years
Furniture and fixtures	2 to 10 years
Computer hardware and software	3 to 5 years

Property, plant and equipment (including capital leases in the respective category), at cost, consist of the following:

	December 31,
	2009	2010
Land, buildings and building improvements	$1,202,299	$1,235,054
Leasehold improvements	423,818	472,958
Racking	1,315,940	1,371,829
Warehouse equipment/vehicles	342,312	367,091
Furniture and fixtures	74,027	77,406
Computer hardware and software	502,780	553,367
Construction in progress	142,821	100,947
	$4,003,997	$4,178,652

Minor maintenance costs are expensed as incurred. Major improvements which extend the life, increase the capacity or improve the safety or the efficiency of property owned are capitalized. Major improvements to leased buildings are capitalized as leasehold improvements and depreciated.

We develop various software applications for internal use. Computer software costs associated with internal use software are expensed as incurred until certain capitalization criteria are met. Payroll and related costs for employees who are directly associated with, and who devote time to, the development of internal use computer software projects (to the extent time is spent directly on the project) are capitalized and depreciated over the estimated useful life of the software. Capitalization begins when the design stage of the application has been completed and it is probable that the application will be completed and used to perform the function intended. Depreciation begins when the software is placed in service. Computer software costs that are capitalized are periodically evaluated for impairment. During the years ended December 31, 2008 and 2009, we wrote-off  $610 (primarily in Corporate) and  $600 (primarily in Corporate), respectively, of previously deferred software costs, primarily internal labor costs, associated with internal use software development projects that were discontinued after implementation, which resulted in a loss on disposal/writedown of property, plant and equipment, net in the accompanying consolidated statement of operations.

Entities are required to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. Asset retirement obligations represent the costs to repair, replace or remove tangible long-lived assets required by law, regulatory rule or contractual agreement. When the liability is initially recorded, the entity capitalizes the cost by increasing the carrying amount of the related long-lived asset, which is then depreciated over the useful life of the related asset. The liability is increased over time through income such that the liability will equate to the future cost to retire the long-lived asset at the expected retirement date. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or realizes a gain or loss upon settlement. Our obligations are primarily the result of requirements under our facility lease agreements which generally have “return to original condition” clauses which would require us to remove or restore items such as shred pits, vaults, demising walls and office build-outs, among others. The significant assumptions used in estimating our aggregate asset retirement obligation are the timing of removals, the probability of a requirement to perform, estimated cost and associated expected inflation rates that are consistent with historical rates and credit-adjusted risk-free rates that approximate our incremental borrowing rate.

A reconciliation of liabilities for asset retirement obligations (included in other long-term liabilities) is as follows:

	December 31,
	2009	2010
Asset Retirement Obligations, beginning of the year	$9,096	$10,899
Liabilities Incurred	882	533
Liabilities Settled	(312)	(70)
Accretion Expense	1,233	1,271
Change in Probability Adjustment	—	(2,745)
Foreign Currency Exchange Movement	—	(239)
Asset Retirement Obligations, end of the year	$10,899	$9,649

g.               Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite lives are not amortized but are reviewed annually for impairment or more frequently if impairment indicators arise. We currently have no intangible assets that have indefinite lives and which are not amortized, other than goodwill. Separable intangible assets that are not deemed to have indefinite lives are amortized over their useful lives. We periodically assess whether events or circumstances warrant a change in the life over which our intangible assets are amortized.

We have selected October 1 as our annual goodwill impairment review date. We performed our annual goodwill impairment review as of October 1, 2008, 2009 and 2010 and noted no impairment of goodwill. As of December 31, 2010, no factors were identified that would alter our October 1, 2010 goodwill assessment. In making this assessment, we relied on a number of factors including operating results, business plans, anticipated future cash flows, transactions and marketplace data. There are inherent uncertainties related to these factors and our judgment in applying them to the analysis of goodwill impairment. When changes occur in the composition of one or more reporting units, the goodwill is reassigned to the reporting units affected based on their relative fair values. As discussed at Note 14, we recorded a goodwill impairment charge in 2010 associated with our former worldwide digital business reporting unit. For the year ended December 31, 2010, we allocated  $85,909 of this charge to the retained intellectual software escrow services business, based on a relative fair value basis, which continues to be included in our continuing results of operations. Our intellectual software escrow services business is now reported in Note 9 as a component of our North American Physical Business segment, which had been reported in the former worldwide digital business reporting segment.

Our reporting units at which level we performed our goodwill impairment analysis as of October 1, 2010 were as follows: North America; Europe; Latin America; Australia; Joint Ventures (which includes India, the various joint ventures in Southeast Asia and Russia (referred to as “Joint Ventures”)); and Business Process Management (“BPM”). Given their similar economic characteristics, products, customers and processes, (1) the United Kingdom, Ireland and Norway and (2) the countries of Continental Europe (excluding Joint Ventures), each a reporting unit, have been aggregated as Europe and tested as one for goodwill impairment. As of December 31, 2010, the carrying value of goodwill, net amounted to  $1,750,420,  $440,920,  $29,787 and  $61,010 for North America, Europe, Latin America and Australia, respectively. As of December 31, 2009, the carrying value of goodwill, net amounted to  $1,821,801,  $470,922,  $28,384, and  $54,788 for North America, Europe, Latin America and Australia, respectively. Our Joint Ventures and BPM reporting units have no goodwill as of December 31, 2009 and 2010.

Reporting unit valuations have been calculated using an income approach based on the present value of future cash flows of each reporting unit or a combined approach based on the present value of future cash flows and market and transaction multiples of revenues and earnings. The income approach incorporates many assumptions including future growth rates, discount factors, expected capital expenditures and income tax cash flows. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairments in future periods. In conjunction with our annual goodwill impairment reviews, we reconcile the sum of the valuations of all of our reporting units to our market capitalization as of such dates.

The changes in the carrying value of goodwill attributable to each reportable operating segment for the years ended December 31, 2009 and 2010 is as follows:

	North	International
	American	Physical	Total
	Business	Business	Consolidated
Balance as of December 31, 2008	$1,790,819	$502,667	$2,293,486
Adjustments to purchase reserves	(1,094)	(24)	(1,118)
Fair value and other adjustments(1)	2,467	6,959	9,426
Currency effects	29,609	44,492	74,101
Balance as of December 31, 2009	1,821,801	554,094	2,375,895
Non-deductible goodwill acquired during the year	1,700	4,030	5,730
Adjustments to purchase reserves	(401)	—	(401)
Goodwill impairment	(85,909)	—	(85,909)
Fair value and other adjustments(2)	2,553	164	2,717
Currency effects	10,676	(26,571)	(15,895)
Balance as of December 31, 2010	$1,750,420	$531,717	$2,282,137

(1)  Fair value and other adjustments primarily includes  $2,033 of cash paid related to prior year’s acquisitions,  $6,963 of contingent earn-out obligations accrued and unpaid as of December 31, 2009 and  $430 of adjustments to deferred income taxes.

(2)  Fair value and other adjustments primarily include  $(711) of adjustments to property, plant and equipment, net, customer relationships and deferred income taxes, as well as  $1,428 of cash paid related to prior year’s acquisitions and  $2,000 of contingent earn-out obligations accrued and unpaid as of December 31, 2010.

h.              Long-Lived Assets

We review long-lived assets and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to their carrying amount. The operations are generally distinguished by the business segment and geographic region in which they operate. If the operation is determined to be unable to recover the carrying amount of its assets, then intangible assets are written down first, followed by the other long-lived assets of the operation, to fair value. Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets.

Consolidated loss on disposal/writedown of property, plant and equipment, net of  $7,522 in the year ended December 31, 2008 consisted primarily of losses on the writedown of certain facilities of approximately  $6,019 in our North American Business,  $610 write-off of previously deferred software costs in Corporate associated with discontinued products after implementation and other disposals and asset writedowns. Consolidated loss on disposal/writedown of property, plant and equipment, net of  $168 in the year ended December 31, 2009 consisted primarily of a gain on disposal of a building in our International Physical Business segment of approximately  $1,900 in France, offset by losses on the writedown of certain facilities of approximately  $1,000 in our North American segment,  $700 in our International Physical Business segment and  $300 in Corporate (associated with discontinued products after implementation). Consolidated gain on disposal/writedown of property, plant and equipment, net of  $10,994 in the year ended December 31, 2010 consisted primarily of a gain of approximately  $10,200 as a result of the settlement with our insurers in connection with a portion of the property component of our claim related to the Chilean earthquake in the third and fourth quarter of 2010, gains of approximately  $3,200 in North America primarily related to the disposition of certain owned equipment and a gain on disposal of a building in our International Physical segment of approximately  $1,300 in the United Kingdom, offset by approximately  $1,000 of asset writedowns associated with our Latin American operations and approximately  $2,600 of impairment losses primarily related to certain owned facilities in North America.

i.                  Customer Relationships and Acquisition Costs and Other Intangible Assets

Costs related to the acquisition of large volume accounts are capitalized. Initial costs incurred to transport the boxes to one of our facilities, which includes labor and transportation charges, are amortized over periods ranging from one to 30 years (weighted average of 24 years at December 31, 2010), and are included in depreciation and amortization in the accompanying consolidated statements of operations. Payments to a customer’s current records management vendor or direct payments to a customer are amortized over periods ranging from one to 10 years (weighted average of 4 years at December 31, 2010) to the storage and service revenue line items in the accompanying consolidated statements of operations. If the customer terminates its relationship with us, the unamortized cost is charged to expense or revenue. However, in the event of such termination, we generally collect, and record as income, permanent removal fees that generally equal or exceed the amount of the unamortized costs. Customer relationship intangible assets acquired through business combinations, which represents the majority of the balance, are amortized over periods ranging from 10 to 30 years (weighted average of 22 years at December 31, 2010). Amounts allocated in purchase accounting to customer relationship intangible assets are calculated based upon estimates of their fair value utilizing an income approach based on the present value of future cash flows. Other intangible assets, including noncompetition agreements, acquired core technology and trademarks, are capitalized and amortized over periods ranging from three to 25 years (weighted average of 7 years at December 31, 2010).

The gross carrying amount and accumulated amortization are as follows:

	December 31,
	2009	2010
Gross Carrying Amount
Customer relationship and acquisition costs	$532,026	$543,084
Other intangible assets (included in other assets, net)	7,074	7,014

Accumulated Amortization
Customer relationship and acquisition costs	$124,082	$155,305
Other intangible assets (included in other assets, net)	3,278	4,348

The amortization expense for the years ended December 31, 2008, 2009 and 2010 are as follows:

	Year Ended December 31,
	2008	2009	2010
Customer relationship and acquisition costs:
Amortization expense included in depreciation and amortization	$24,793	$23,609	$24,926
Amortization expense charged to revenues	6,528	8,096	9,710
Other intangible assets:
Amortization expense included in depreciation and amortization	7,121	7,410	7,863

Estimated amortization expense for existing intangible assets (excluding deferred financing costs, which are amortized through interest expense, of  $4,978,  $4,391,  $4,194,  $3,382 and  $2,822 for 2011, 2012, 2013, 2014 and 2015, respectively) for the next five succeeding fiscal years is as follows:

	Estimated Amortization
	Included in Depreciation
	and Amortization	Charged to Revenues
2011	$27,815	$5,035
2012	27,823	3,912
2013	27,410	2,133
2014	27,111	541
2015	22,582	315

j.                 Deferred Financing Costs

Deferred financing costs are amortized over the life of the related debt using the effective interest rate method. If debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired to other expense (income), net. As of December 31, 2009 and 2010, gross carrying amount of deferred financing costs was  $52,952 and  $50,242, respectively, and accumulated amortization of those costs was  $17,746 and  $21,096, respectively, and was recorded in other assets, net in the accompanying consolidated balance sheet.

k.              Accrued Expenses

Accrued expenses (with items greater than 5% of total current liabilities shown separately) consist of the following:

	December 31,
	2009	2010
Interest	$67,920	$59,774
Payroll and vacation	71,166	77,423
Incentive compensation	55,373	26,547
Self-insured liabilities (Note 10.b.)	41,106	43,901
Income taxes	21,764	29,484
Other	126,353	147,927
	$383,682	$385,056

l.                  Revenues

Our revenues consist of storage revenues as well as service revenues and are reflected net of sales and value added taxes. Storage revenues, which are considered a key performance indicator for the information management services industry, consist primarily of recurring periodic charges related to the storage of materials or data (generally on a per unit basis). Service revenues are comprised of charges for related core service activities and a wide array of complementary products and services. Included in core service revenues are: (1) the handling of records, including the addition of new records, temporary removal of records from storage, refiling of removed records, destruction of records, and permanent withdrawals from storage; (2) courier operations, consisting primarily of the pickup and delivery of records upon customer request; (3) secure shredding of sensitive documents; and (4) other recurring services, including hybrid services and recurring project revenues. Our complementary services revenues include special project work, data restoration projects, fulfillment services, consulting services, technology services and product sales (including specially designed storage containers and related supplies). Our secure shredding revenues include the sale of recycled paper (included in complementary services revenues), the price of which can fluctuate from period to period, adding to the volatility and reducing the predictability of that revenue stream.

We recognize revenue when the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability of the resulting receivable is reasonably assured. Storage and service revenues are recognized in the month the respective storage or service is provided and customers are generally billed on a monthly basis on contractually agreed-upon terms. Amounts related to future storage or prepaid service contracts for customers where storage fees or services are billed in advance are accounted for as deferred revenue and recognized ratably over the applicable storage or service period or when the service is performed. Revenue from the sales of products, which is included as a component of service revenues, is recognized when shipped to the customer and title has passed to the customer.

m.          Rent Normalization

          We have entered into various leases for buildings that expire over various terms. Certain leases have fixed escalation clauses (excluding those tied to CPI or other inflation-based indices) or other features (including return to original condition, primarily in the United Kingdom) which require normalization of the rental expense over the life of the lease resulting in deferred rent being reflected in the accompanying consolidated balance sheets. In addition, we have assumed various above and below market leases in connection with certain of our acquisitions. The difference between the present value of these lease obligations and the market rate at the date of the acquisition was recorded as a deferred rent liability or other long-term asset and is being amortized over the remaining lives of the respective leases.

n.              Stock-Based Compensation

We record stock-based compensation expense, utilizing the straight-line method, for the cost of stock options, restricted stock, restricted stock units and shares of stock issued under the employee stock purchase plan (together, “Employee Stock-Based Awards”).

Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010 was  $18,988, including  $2,913 in discontinued operations, ( $15,682 after tax or  $0.08 per basic and diluted share),  $18,703, including  $3,493 in discontinued operations, ( $14,716 after tax or  $0.07 per basic and diluted share) and  $20,378, including  $3,104 in discontinued operations, ( $15,672 after tax or  $0.08 per basic and diluted share), respectively.

Stock-based compensation expense for Employee Stock Based Awards included in the accompanying consolidated statements of operations related to continuing operations is as follows:

	Year Ended December 31,
	2008	2009	2010
Cost of sales (excluding depreciation and amortization)	$97	$248	$730
Selling, general and administrative expenses	15,978	14,962	16,544

Total stock-based compensation	$16,075	$15,210	$17,274

The benefits associated with the tax deductions in excess of recognized compensation cost are required to be reported as a financing cash flow. This requirement reduces reported operating cash flows and increases reported financing cash flows. As a result, net financing cash flows included  $5,112,  $5,532 and  $2,252 for the years ended December 31, 2008, 2009 and 2010, respectively, from the benefits of tax deductions in excess of recognized compensation cost. We used the short form method to calculate the Additional Paid-in Capital (“APIC”) pool. The tax benefit of any resulting excess tax deduction increases the APIC pool. Any resulting tax deficiency is deducted from the APIC pool.

Stock Options

Under our various stock option plans, options were granted with exercise prices equal to the market price of the stock on the date of grant. The majority of our options become exercisable ratably over a period of five years and generally have a contractual life of ten years, unless the holder’s employment is terminated. Beginning in 2007, certain of the options we issue become exercisable ratably over a period of ten years and have a contractual life of 12 years, unless the holder’s employment is terminated. As of December 31, 2010, ten-year vesting options represent 7.5% of total outstanding options. Our directors are considered employees for purposes of our stock option plans and stock option reporting. Options granted to our non-employee directors generally become exercisable after one year.

In December 2008, we amended each of the Iron Mountain Incorporated 2002 Stock Incentive Plan, the Iron Mountain Incorporated 1997 Stock Option Plan, the LiveVault Corporation 2001 Stock Incentive Plan and the Stratify, Inc. 1999 Stock Plan (each a “Plan” and, collectively, the “Plans”) to provide that any unvested options and other awards granted under the respective Plan shall vest immediately should an employee be terminated by the Company, or terminate his or her own employment for good reason (as defined in each Plan), in connection with a vesting change in control (as defined in each Plan). The Mimosa Systems, Inc. 2009 Equity Incentive Plan and the Mimosa Systems, Inc. 2003 Stock Plan were similarly amended in June 2010.

A total of 37,536,442 shares of common stock have been reserved for grants of options and other rights under our various stock incentive plans. The number of shares available for grant at December 31, 2010 was 6,505,111.

The weighted average fair value of options granted in 2008, 2009 and 2010 was  $9.49,  $9.72 and  $7.71 per share, respectively. The values were estimated on the date of grant using the Black-Scholes option pricing model. The following table summarizes the weighted average assumptions used for grants in the year ended December 31:

Weighted Average Assumption	2008	2009	2010
Expected volatility	26.7%	32.1%	32.8%
Risk-free interest rate	2.98%	2.64%	2.48%
Expected dividend yield	None	None	1.2%
Expected life of the option	6.6 Years	6.4 Years	6.4 Years

Expected volatility is calculated utilizing daily historical volatility over a period that equates to the expected life of the option. The risk-free interest rate was based on the U.S. Treasury interest rates whose term is consistent with the expected life of the stock options. Beginning in the first quarter of 2010, expected dividend yield was considered in the option pricing model as a result of our new dividend program. The expected life (estimated period of time outstanding) of the stock options granted is estimated using the historical exercise behavior of employees.

A summary of option activity for the year ended December 31, 2010 is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2009	12,099,361	$24.06
Granted	2,494,038	23.75
Issued in Connection with Acquisitions	257,366	8.67
Exercised	(1,046,193)	12.58
Forfeited	(1,082,650)	26.36
Expired	(581,362)	27.58
Outstanding at December 31, 2010	12,140,560	$24.30	7.09	$30,693

Options exercisable at December 31, 2010	5,949,354	$22.89	5.83	$23,845

Options expected to vest	5,637,429	$25.65	8.25	$6,377

The following table provides the aggregate intrinsic value of stock options exercised for the years ended December 31, 2008, 2009 and 2010:

	Year Ended December 31,
	2008	2009	2010
Aggregate intrinsic value of stock options exercised	$17,307	$18,929	$12,063

Restricted Stock and Restricted Stock Units

Under our various stock option plans, we may also issue grants of restricted stock or restricted stock units (“RSUs”). Our restricted stock and RSUs generally have a four- to five-year vesting period. The fair value of restricted stock and RSUs is the excess of the market price of our common stock at the date of grant over the exercise price (which is typically zero).

A summary of restricted stock and RSUs activity for the year ended December 31, 2010 is as follows:

	Restricted Stock and RSUs	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2009	2,276	$28.36
Granted	166,397	22.46
Vested	(452)	28.35
Forfeited	—	—
Non-vested at December 31, 2010	168,221	$22.53

The total fair value of shares vested for the years ended December 31, 2008, 2009 and 2010 was  $823,  $0 and  $13, respectively.

Employee Stock Purchase Plan

We offer an employee stock purchase plan in which participation is available to substantially all U.S. and Canadian employees who meet certain service eligibility requirements (the “ESPP”). The ESPP provides a way for our eligible employees to become stockholders on favorable terms. The ESPP provides for the purchase of our common stock by eligible employees through successive offering periods. We generally have two six-month offering periods per year, the first of which begins June 1 and ends November 30 and the second of which begins December 1 and ends May 31. During each offering period, participating employees accumulate after-tax payroll contributions, up to a maximum of 15% of their compensation, to pay the exercise price of their options. Participating employees may withdraw from an offering period before the purchase date and obtain a refund of the amounts withheld as payroll deductions. At the end of the offering period, outstanding options are exercised, and each employee’s accumulated contributions are used to purchase our common stock. The price for shares purchased under the ESPP is 95% of the fair market price at the end of the offering period, without a look-back feature. As a result, we do not recognize compensation cost for the ESPP shares purchased. The ESPP was amended and approved by our stockholders on May 26, 2005 and the number of shares available for purchase under the ESPP was increased to 3,487,500. For the years ended December 31, 2008, 2009 and 2010, there were 305,151 shares, 258,680 shares and 257,381 shares, respectively, purchased under the ESPP. The number of shares available for purchase under the ESPP at December 31, 2010 was 554,320.

As of December 31, 2010, unrecognized compensation cost related to the unvested portion of our Employee Stock-Based Awards was  $52,296 and is expected to be recognized over a weighted-average period of 3.7 years.

We generally issue shares for the exercises of stock options, restricted stock, RSUs and shares under our ESPP from unissued reserved shares.

o.              Income Taxes

Accounting for income taxes requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax and financial reporting basis of assets and liabilities and for loss and credit carryforwards. Valuation allowances are provided when recovery of deferred tax assets is not considered more likely than not. We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision for income taxes in the accompanying consolidated statements of operations.

p.              Income (Loss) Per Share—Basic and Diluted

Basic income (loss) per common share is calculated by dividing income (loss) by the weighted average number of common shares outstanding. The calculation of diluted income (loss) per share is consistent with that of basic income (loss) per share but gives effect to all potential common shares (that is, securities such as options, warrants or convertible securities) that were outstanding during the period, unless the effect is antidilutive.

The following table presents the calculation of basic and diluted income (loss) per share:

	Year Ended December 31,
	2008	2009	2010

Income (Loss) from continuing operations	$92,881	$233,925	$167,020
Income (Loss) from discontinued operations (see Note 14)	$(10,938)	$(11,619)	$(216,012)
Net income (loss) attributable to Iron Mountain Incorporated	$82,037	$220,877	$(53,900)

Weighted-average shares—basic	201,279,000	202,812,000	201,991,000
Effect of dilutive potential stock options	2,004,974	1,458,777	—
Effect of dilutive potential restricted stock and RSUs	6,189	41	—

Weighted-average shares—diluted	203,290,163	204,270,818	201,991,000

Earnings (Losses) per share—basic:
Income (Loss) from continuing operations	$0.46	$1.15	$0.83
Income (Loss) from discontinued operations (see Note 14)	$(0.05)	$(0.06)	$(1.07)
Net income (loss) attributable to Iron Mountain Incorporated - basic	$0.41	$1.09	$(0.27)

Earnings (Losses) per share—diluted:
Income (Loss) from continuing operations	$0.46	$1.15	$0.83
Income (Loss) from discontinued operations (see Note 14)	$(0.05)	$(0.06)	$(1.07)
Net income (loss) attributable to Iron Mountain Incorporated - diluted	$0.40	$1.08	$(0.27)

Antidilutive stock options and RSUs, excluded from the calculation	4,065,455	8,085,784	9,305,328

q.              New Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (the “FASB”) issued amended guidance on multiple-deliverable revenue arrangements and software revenue recognition. The multiple-deliverable revenue arrangements updates to the FASB Accounting Standards Codification™ (the “Codification”) apply to all deliverables in contractual arrangements in all industries in which a vendor will perform multiple revenue-generating activities. The change to the Codification creates a selling price hierarchy that an entity must use as evidence of fair value in separately accounting for all deliverables on a relative-selling-price basis which qualify for separation. The selling price hierarchy includes: (1) vendor-specific objective evidence; (2) third-party evidence; and (3) estimated selling price. Broadly speaking, this update to the Codification will result in the possibility for some entities to recognize revenue earlier and more closely align with the economics of certain revenue arrangements if the other criteria for separation (e.g. standalone value to the customer) are met. The software revenue recognition guidance was issued to address factors that entities should consider when determining whether the software and non-software components of a product function together to deliver the product’s essential functionality. The software revenue recognition updates to the Codification will allow revenue arrangements in which software and non-software components deliver together a product’s essential functionality to follow the multiple-deliverable revenue recognition criteria as opposed to the criteria applicable to software revenue recognition. Both updates are effective for fiscal years beginning on or after June 15, 2010 and apply prospectively to new or materially modified revenue arrangements after its effective date. We do not expect adoption to have a material impact on our consolidated financial statements and results of operations.

r.                 Allowance for Doubtful Accounts and Credit Memo Reserves

We maintain an allowance for doubtful accounts and credit memos for estimated losses resulting from the potential inability of our customers to make required payments and disputes regarding billing and service issues. When calculating the allowance, we consider our past loss experience, current and prior trends in our aged receivables and credit memo activity, current economic conditions, and specific circumstances of individual receivable balances. If the financial condition of our customers were to significantly change, resulting in a significant improvement or impairment of their ability to make payments, an adjustment of the allowance may be required. We consider accounts receivable to be delinquent after such time as reasonable means of collection have been exhausted. We charge-off uncollectible balances as circumstances warrant, generally, no later than one year past due.

Rollforward of allowance for doubtful accounts and credit memo reserves is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Credit Memos Charged to Revenue	Allowance for Bad Debts Charged to Expense	Other(1)	Deductions(2)	Balance at End of the Year
2008	$16,412	$30,873	$10,275	$(1,820)	$(38,898)	$16,842
2009	16,842	39,182	9,880	762	(45,835)	20,831
2010	20,831	42,313	11,444	(671)	(52,372)	21,545

(1)  Primarily consists of recoveries of previously written-off accounts receivable, allowances of businesses acquired and the impact associated with currency translation adjustments.

(2)  Primarily consists of the write-off of accounts receivable.

s.                Concentrations of Credit Risk

Financial instruments that potentially subject us to market risk consist principally of cash and cash equivalents (including money market funds and time deposits), restricted cash (primarily U.S. treasuries) and accounts receivable. The only significant concentrations of liquid investments as of December 31, 2010 relates to cash and cash equivalents and restricted cash held on deposit with seven global banks and four “Triple A” rated money market funds which we consider to be large, highly rated investment grade institutions. As of December 31, 2010, our cash and cash equivalent and restricted cash balance was  $293,798, including money market funds and time deposits amounting to  $241,151. A substantial portion of these money market funds are invested in U.S. treasuries.

t.                 Fair Value Measurements

Entities are permitted under GAAP to elect to measure many financial instruments and certain other items at either fair value or cost. We did not elect the fair value measurement option for any of our financial assets or liabilities.

Our financial assets or liabilities are measured using inputs from the three levels of the fair value hierarchy. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement. The three levels are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3—Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

The following tables provide the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2009 and 2010, respectively:

		Fair Value Measurements at December 31, 2009 Using
Description	Total Carrying Value at December 31, 2009	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$265,904	$—		$265,904		$—
Time Deposits(1)	115,695	—		115,695		—
Trading Securities	10,168	8,061	(2)	2,107	(1)	—
Derivative Assets(3)	4,115	—		4,115		—

		Fair Value Measurements at December 31, 2010 Using
Description	Total Carrying Value at December 31, 2010	Quoted prices in active markets (Level 1)		Significant other observable inputs (Level 2)		Significant unobservable inputs (Level 3)
Money Market Funds(1)	$107,129	$—		$107,129		$—
Time Deposits(1)	134,022	—		134,022		—
Trading Securities	9,215	8,527	(2)	688	(1)	—
Derivative Assets(3)	2,500	—		2,500		—
Derivative Liabilities(3)	2,440	—		2,440		—

(1)                   Money market funds and time deposits (including certain trading securities) are measured based on quoted prices for similar assets and/or subsequent transactions.

(2)                   Securities are measured at fair value using quoted market prices.

(3)                   Our derivative assets and liabilities primarily relate to short-term (six months or less) foreign currency contracts that we have entered into to hedge our intercompany exposures denominated in British pounds sterling and Australian dollars. We calculate the fair value of such forward contracts by adjusting the spot rate utilized at the balance sheet date for translation purposes by an estimate of the forward points observed in active markets.

Disclosures are required in the financial statements for items measured at fair value on a non-recurring basis. We did not have any material items that are measured at fair value on a non-recurring basis for the years ended December 31, 2009 and 2010, respectively, except goodwill calculated based on Level 3 inputs, more fully disclosed at Note 2.g.

u.              Available-for-sale and Trading Securities

We have one trust that holds marketable securities. Marketable securities are classified as available-for-sale or trading. As of December 31, 2009 and 2010, the fair value of the money market and mutual funds included in this trust amounted to  $10,168 and  $9,215, respectively, and were included in prepaid expenses and other in the accompanying consolidated balance sheets. During 2008, we classified these marketable securities included in the trust as trading, and included in other expense (income), net in the accompanying consolidated statement of operations realized and unrealized net losses of  $2,563, net gains of  $1,745 and net gains of  $1,221 for the years ended December 31, 2008, 2009 and 2010, respectively.

v.              Investments

As of December 31, 2010, we have investments in joint ventures, including noncontrolling interests, in Iron Mountain Poland Holdings Limited of 20% (Poland), in Iron Mountain A/S of 20% (Denmark), in Iron Mountain Arsivleme Hizmetleri A.S. of 40% (Turkey), in Sispace AG of 15% (Switzerland) and in Kelman Technologies Inc. of 25% (U.S. and Canada). These investments are accounted for using the equity method because we exercise significant influence over these entities and their operations. As of December 31, 2009 and 2010, the carrying value related to our equity investments was  $9,148 and  $9,663, respectively, included in other assets in the accompanying consolidated balance sheets.

w.            Accumulated Other Comprehensive Items, Net

Accumulated other comprehensive items, net consists of foreign currency translation adjustments as of December, 31, 2009 and 2010, respectively.

x.              Other Expense (Income), Net

Other expense (income), net consists of the following:

	Year Ended December 31,
	2008	2009	2010
Foreign currency transaction losses (gains), net	$29,318	$(12,921)	$5,664
Debt extinguishment expense, net	418	3,031	1,792
Other, net	1,769	(2,596)	1,579
	$31,505	$(12,486)	$9,035

y.              Reclassifications

In conjunction with our implementation of a new enterprise management reporting system in the fourth quarter of 2010, we noted inconsistencies in the mapping of certain revenue accounts between storage and service. As a result, we have adjusted previously reported amounts to reduce storage revenues and increase service revenues by  $29,211,  $28,753, and  $28,526 for the years ended December 31, 2008, 2009 and 2010, respectively. There was no change in total consolidated reported revenues.

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities

3. Derivative Instruments and Hedging Activities

We have entered into a number of forward contracts to hedge our exposures in British pounds sterling. As of December 31, 2010, we had an outstanding forward contract to purchase  $196,154 U.S. dollars and sell 125,000 British pounds sterling to hedge our intercompany exposures with IME. Additionally, in the fourth quarter of 2010, we entered into a forward contract to hedge our exposures in Australian dollars. As of December 31, 2010, we had an outstanding forward contract to purchase 54,745 Euros and sell 75,000 Australian dollars to hedge our intercompany exposures with our Australian subsidiary. At the maturity of the forward contracts, we may enter into new forward contracts to hedge movements in the underlying currencies. At the time of settlement, we either pay or receive the net settlement amount from the forward contract and recognize this amount in other (income) expense, net in the accompanying statement of operations as a realized foreign exchange gain or loss. At the end of each month, we mark the outstanding forward contracts to market and record an unrealized foreign exchange gain or loss for the mark-to-market valuation. We have not designated these forward contracts as hedges. During the years ended December 31, 2008, 2009 and 2010, there was  $24,145 in net cash receipts,  $2,392 in net cash disbursements and  $2,030 in net cash receipts, respectively, included in cash from operating activities related to settlements associated with these foreign currency forward contracts. The following table provides the fair value of our derivative instruments as of December 31, 2009 and 2010 and their gains and losses for the years ended December 31, 2008, 2009 and 2010:

	Asset Derivatives
	December 31,
	2009		2010
Derivatives Not Designated as Hedging Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Current assets	$4,115	Current assets	$2,500
Total		$4,115		$2,500

	Liability Derivatives
	December 31,
	2009		2010
Derivatives Not Designated as Hedging Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Current liabilities	$—	Current liabilities	$2,440
Total		$—		$2,440

	Location of (Gain) Loss	Amount of (Gain) Loss Recognized in Income on Derivatives
	Recognized in Income	December 31,
Derivatives Not Designated as Hedging Instruments	on Derivative	2008	2009	2010
Foreign exchange contracts	Other (income) expense, net	$(36,886)	$11,952	$2,025
Total		$(36,886)	$11,952	$2,025

In the third quarter of 2007, we designated a portion of our 6 3/4% Euro Senior Subordinated Notes due 2018 issued by IMI (the “6 3/4% Euro Notes”) as a hedge of net investment of certain of our Euro denominated subsidiaries. For the years ended December 31, 2008, 2009 and 2010, we designated on average 167,578, 95,500 and 74,750 Euros, respectively, of the 6 3/4% Euro Notes as a hedge of net investment of certain of our Euro denominated subsidiaries. As a result, we recorded foreign exchange gains of  $10,471 ( $6,296, net of tax) related to the change in fair value of such debt due to currency translation adjustments which is a component of accumulated other comprehensive items, net included in stockholders’ equity for the year ended December 31, 2008. We recorded foreign exchange gains of  $1,863 ( $989, net of tax) related to the change in fair value of such debt due to currency translation adjustments which is a component of accumulated other comprehensive items, net included in stockholders’ equity for the year ended December 31, 2009. We recorded foreign exchange gains of  $7,392 ( $4,620, net of tax) related to the change in fair value of such debt due to currency translation adjustments which is a component of accumulated other comprehensive items, net included in stockholders’ equity for the year ended December 31, 2010. As of December 31, 2010, net gains of  $7,978 are recorded in accumulated other comprehensive items, net associated with this net investment hedge.

Debt	12 Months Ended
Dec. 31, 2010
Debt
Debt

4. Debt

Long-term debt consists of the following:

	December 31, 2009		December 31, 2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Revolving Credit Facility(1)	$21,799	$21,799	$—	$—
Term Loan Facility(1)	400,300	400,300	396,200	396,200
7 1/4% GBP Senior Subordinated Notes due 2014 (the “7 1/4% Notes”)(2)(3)	238,920	236,531	232,530	234,855
7 3/4% Senior Subordinated Notes due 2015 (the “7 3/4% Notes”)(2)(3)	435,856	433,411	233,234	231,683
6 5/8% Senior Subordinated Notes due 2016 (the “6 5/8% Notes”)(2)(3)	317,035	313,200	317,529	321,592
7 1/2% CAD Senior Subordinated Notes due 2017 (the “Subsidiary Notes”)(2)(4)	166,810	165,142	175,306	182,099
8 3/4% Senior Subordinated Notes due 2018 (the “8 3/4% Notes”)(2)(3)	200,000	207,750	200,000	209,625
8% Senior Subordinated Notes due 2018 (the “8% Notes”)(2)(3)	49,749	48,464	49,777	53,756
6 3/4% Euro Senior Subordinated Notes due 2018 (the “6 3/4% Notes”)(2)(3)	363,166	343,562	338,129	337,631
8% Senior Subordinated Notes due 2020 (the “8% Notes due 2020”)(2)(3)	300,000	305,250	300,000	316,313
8 3/8% Senior Subordinated Notes due 2021 (the “8 3/8% Notes”)(2)(3)	548,002	567,188	548,174	589,188
Real Estate Mortgages, Capital Leases and Other(5)	209,066	209,066	218,189	218,189
Total Long-term Debt	3,250,703		3,009,068
Less Current Portion(6)	(39,480)		(96,603)

Long-term Debt, Net of Current Portion	$3,211,223		$2,912,465

(1)              The capital stock or other equity interests of most of our U.S. subsidiaries, and up to 66% of the capital stock or other equity interests of our first tier foreign subsidiaries, are pledged to secure these debt instruments, together with all intercompany obligations of foreign subsidiaries owed to us or to one of our U.S. subsidiary guarantors. The fair value of this long-term debt approximates the carrying value (as borrowings under these debt instruments are based on current variable market interest rates as of December 31, 2009 and 2010, respectively).

(2)              The fair values of these debt instruments are based on quoted market prices for these notes on December 31, 2009 and 2010, respectively.

(3)              Collectively referred to as the Parent Notes. IMI is the direct obligor on the Parent Notes, which are fully and unconditionally guaranteed, on a senior subordinated basis, by substantially all of its direct and indirect 100% owned U.S. subsidiaries (the “Guarantors”). These guarantees are joint and several obligations of the Guarantors. Iron Mountain Canada Corporation (“Canada Company”) and the remainder of our subsidiaries do not guarantee the Parent Notes.

(4)              Canada Company is the direct obligor on the Subsidiary Notes, which are fully and unconditionally guaranteed, on a senior subordinated basis, by IMI and the Guarantors. These guarantees are joint and several obligations of IMI and the Guarantors.

(5)              Includes (a) real estate mortgages of  $6,564 and  $7,492 as of December 31, 2009 and 2010, respectively, which bear interest at rates ranging from 1.8% to 7.3% and are payable in various installments through 2023, (b) capital lease obligations of  $193,738 and  $201,857 as of December 31, 2009 and 2010, respectively, which bear a weighted average interest rate of 6.1% as of December 31, 2010 and (c) other various notes and other obligations, which were assumed by us as a result of certain acquisitions, of  $8,764 and  $8,840 as of December 31, 2009 and 2010, respectively, and bear a weighted average interest rate of 9.5% as of December 31, 2010. We believe the fair value of this debt approximates its carrying value.

(6)              Includes  $51,694 associated with the 7 3/4% Notes which we fully redeemed in January 2011. This amount represents the portion of the redemption funded with cash on-hand. The remaining funds were drawn under the revolving credit facility.

a.     Revolving Credit Facility and Term Loans

Our credit facility consists of (i) revolving credit facilities under which we can borrow, subject to certain limitations as defined in the credit agreement we entered into on April 16, 2007 governing this facility (the “Credit Agreement”), up to an aggregate amount of  $765,000 (including Canadian dollar and multi-currency revolving credit facilities), and (ii) a  $410,000 term loan facility. Our revolving credit facility is supported by a group of 24 banks. Our subsidiaries, Canada Company and Iron Mountain Switzerland GmbH, may borrow directly under the Canadian revolving credit and multi-currency revolving credit facilities, respectively. Additional subsidiary borrowers may be added under the multi-currency revolving credit facility. The revolving credit facility terminates on April 16, 2012. With respect to the term loan facility, quarterly loan payments of approximately  $1,000 are required through maturity on April 16, 2014, at which time the remaining outstanding principal balance of the term loan facility is due. The interest rate on borrowings under the Credit Agreement varies depending on our choice of interest rate and currency options, plus an applicable margin. IMI guarantees the obligations of each of the subsidiary borrowers under the Credit Agreement, and substantially all of our U.S. subsidiaries guarantee the obligations of IMI and the subsidiary borrowers. The capital stock or other equity interests of most of our U.S. subsidiaries, and up to 66% of the capital stock or other equity interests of our first tier foreign subsidiaries, are pledged to secure the Credit Agreement, together with all intercompany obligations of foreign subsidiaries owed to us or to one of our U.S. subsidiary guarantors. As of December 31, 2010, we had no outstanding borrowings under the revolving credit facility; we had various outstanding letters of credit totaling  $2,476. The remaining availability, based on IMI’s leverage ratio, which is calculated based on the last 12 months’ earnings before interest, taxes, depreciation and amortization (“EBITDA”), and other adjustments as defined in the Credit Agreement and current external debt, under the revolving credit facility on December 31, 2010, was  $762,524. The interest rate in effect under the term loan facility was 1.8% as of December 31, 2010. For the years ended December 31, 2008, 2009 and 2010, we recorded commitment fees of  $1,561,  $1,953 and  $2,348, respectively, based on the unused balances under our revolving credit facilities.

            The Credit Agreement, our indentures and other agreements governing our indebtedness contain certain restrictive financial and operating covenants, including covenants that restrict our ability to complete acquisitions, pay cash dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions. The covenants do not contain a rating trigger. Therefore, a change in our debt rating would not trigger a default under the Credit Agreement, our indentures or other agreements governing our indebtedness. Our revolving credit and term loan facilities, as well as our indentures, use EBITDA based calculations as primary measures of financial performance, including leverage ratios. IMI’s revolving credit and term leverage ratio was 3.4 and 3.0 as of December 31, 2009 and 2010, respectively, compared to a maximum allowable ratio of 5.5. Similarly, our bond leverage ratio, per the indentures, was 4.3 and 3.4 as of December 31, 2009 and 2010, respectively, compared to a maximum allowable ratio of 6.5. Noncompliance with these leverage ratios would have a material adverse effect on our financial condition and liquidity. In the fourth quarter of 2007, we designated as Excluded Restricted Subsidiaries (as defined in the indentures), certain of our subsidiaries that own our assets and conduct our operations in the United Kingdom. As a result of such designation, these subsidiaries are now subject to substantially all of the covenants of the indentures, except that they are not required to provide a guarantee, and the EBITDA and debt of these subsidiaries is included for purposes of calculating the leverage ratio.

b.     Notes Issued under Indentures

As of December 31, 2010, we had nine series of senior subordinated notes issued under various indentures, eight are direct obligations of the parent company, IMI; one (the Subsidiary Notes) is a direct obligation of Canada Company; and all are subordinated to debt outstanding under the Credit Agreement:

·                  150,000 British pounds sterling principal amount of notes maturing on April 15, 2014 and bearing interest at a rate of 7 1/4% per annum, payable semi-annually in arrears on April 15 and October 15;

·                   $231,255 principal amount of notes maturing on January 15, 2015 and bearing interest at a rate of 7 3/4% per annum, payable semi-annually in arrears on January 15 and July 15;

·                   $320,000 principal amount of notes maturing on January 1, 2016 and bearing interest at a rate of 6 5/8% per annum, payable semi-annually in arrears on January 1 and July 1;

·                  175,000 CAD principal amount of notes maturing on March 15, 2017 and bearing interest at a rate of 7 1/2% per annum, payable semi-annually in arrears on March 15 and September 15 (the Subsidiary Notes);

·                   $200,000 principal amount of notes maturing on July 15, 2018 and bearing interest at a rate of 8 3/4% per annum, payable semi-annually in arrears on January 15 and July 15;

·                   $50,000 principal amount of notes maturing on October 15, 2018 and bearing interest at a rate of 8% per annum, payable semi-annually in arrears on April 15 and October 15;

·                  255,000 Euro principal amount of notes maturing on October 15, 2018 and bearing interest at a rate of 6 3/4% per annum, payable semi-annually in arrears on April 15 and October 15;

·                   $300,000 principal amount of notes maturing on June 15, 2020 and bearing interest at a rate of 8% per annum, payable semi-annually in arrears on June 15 and December 15; and

·                   $550,000 principal amount of notes maturing on August 15, 2021 and bearing interest at a rate of 8 3/8% per annum, payable semi-annually in arrears on February 15 and August 15.

The Parent Notes and the Subsidiary Notes are fully and unconditionally guaranteed, on a senior subordinated basis, by substantially all of our direct and indirect 100% owned U.S. subsidiaries (the “Guarantors”). These guarantees are joint and several obligations of the Guarantors. The remainder of our subsidiaries do not guarantee the senior subordinated notes. Additionally, IMI guarantees the Subsidiary Notes. Canada Company does not guarantee the Parent Notes.

We recorded a charge to other expense (income), net of  $345 in the second quarter of 2008 related to the early extinguishment of the 8 1/4% Senior Subordinated Notes due 2011 (the “8 1/4% Notes”), which consists of deferred financing costs and original issue discounts related to the 8 1/4% Notes. We recorded a charge to other expense (income), net of  $3,031 in the third quarter of 2009 related to the early extinguishment of the 8 5/8% Senior Subordinated Notes due 2013 (the “8 5/8% Notes”), which consists of deferred financing costs and original issue premiums and discounts related to the 8 5/8% Notes. In September 2010, we redeemed  $200,000 of the  $431,255 aggregate principal amount outstanding of the 7 3/4% Notes at a redemption price of  $1,012.92 for each one thousand dollars of principal amount of notes redeemed, plus accrued and unpaid interest. We recorded a charge to other expense (income), net of  $1,792 in the third quarter of 2010 related to the early extinguishment of the 7 3/4% Notes being redeemed. This charge consists of the call premium and deferred financing costs, net of original issue premiums related to the 7 3/4% Notes that were redeemed.

Each of the indentures for the notes provides that we may redeem the outstanding notes, in whole or in part, upon satisfaction of certain terms and conditions. In any redemption, we are also required to pay all accrued but unpaid interest on the outstanding notes.

The following table presents the various redemption dates and prices of the senior subordinated notes. The redemption dates reflect the date at or after which the notes may be redeemed at our option at a premium redemption price. After these dates, the notes may be redeemed at 100% of face value:

Redemption Date	7 1/4% Notes April 15,	7 3/4% Notes January 15,	6 5/8% Notes July 1,	7 1/2% Notes March 15,	8 3/4% Notes July 15,	8% Notes October 15,	6 3/4% Notes October 15,	8% Notes July 15,	8 3/8% Notes August 15,
2010	102.417%	101.292%	101.104%	—	—	—	—	—	—
2011	101.208%	100.000%	100.000%	—	104.375%	104.000%	103.375%	—	—
2012	100.000%	100.000%	100.000%	103.750%	102.917%	102.667%	102.250%	—	—
2013	100.000%	100.000%	100.000%	102.500%	101.458%	101.333%	101.125%	104.000%	—
2014	100.000%	100.000%	100.000%	101.250%	100.000%	100.000%	100.000%	102.667%	104.188%
2015	—	100.000%	100.000%	100.000%	100.000%	100.000%	100.000%	101.333%	102.792%
2016	—	—	100.000%	100.000%	100.000%	100.000%	100.000%	100.000%	101.396%
2017	—	—	—	100.000%	100.000%	100.000%	100.000%	100.000%	100.000%

Prior to July 15, 2011, the 8 3/4% Notes are redeemable at our option, in whole or in part, at a specified make-whole price.

Prior to October 15, 2011, the 8% Notes and 6 3/4% Notes are redeemable at our option, in whole or in part, at a specified make-whole price.

Prior to June 15, 2013, the 8% Notes are redeemable at our option, in whole or in part, at a specified make-whole price.

Prior to August 15, 2014, the 8 3/8% Notes are redeemable at our option, in whole or in part, at a specified make-whole price.

Each of the indentures for the notes provides that we must repurchase, at the option of the holders, the notes at 101% of their principal amount, plus accrued and unpaid interest, upon the occurrence of a “Change of Control,” which is defined in each respective indenture. Except for required repurchases upon the occurrence of a Change of Control or in the event of certain asset sales, each as described in the respective indenture, we are not required to make sinking fund or redemption payments with respect to any of the notes.

Our indentures and other agreements governing our indebtedness contain certain restrictive financial and operating covenants including covenants that restrict our ability to complete acquisitions, pay cash dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions. The covenants do not contain a rating trigger. Therefore, a change in our debt rating would not trigger a default under our indentures or other agreements governing our indebtedness.

Maturities of long-term debt, excluding (premiums) discounts, net, are as follows:

Year	Amount
2011	$96,603
2012	49,153
2013	30,137
2014	634,792
2015	189,325
Thereafter	2,013,653

$3,013,663

Selected Consolidated Financial Statements of Parent, Guarantors, Canada Company and Non-Guarantors	12 Months Ended
Dec. 31, 2010
Selected Consolidated Financial Statements of Parent, Guarantors, Canada Company and Non-Guarantors
Selected Consolidated Financial Statements of Parent, Guarantors, Canada Company and Non-Guarantors

5. Selected Consolidated Financial Statements of Parent, Guarantors, Canada Company and Non-Guarantors

The following data summarizes the consolidating results of IMI on the equity method of accounting as of December 31, 2009 and 2010 and for the years ended December 31, 2008, 2009 and 2010.

The Parent Notes and the Subsidiary Notes are guaranteed by the subsidiaries referred to below as the “Guarantors.” These subsidiaries are 100% owned by the Parent. The guarantees are full and unconditional, as well as joint and several.

Additionally, IMI guarantees the Subsidiary Notes, which were issued by Canada Company. Canada Company does not guarantee the Parent Notes. The other subsidiaries that do not guarantee the Parent Notes or the Subsidiary Notes are referred to below as the “Non-Guarantors.”

	December 31, 2009
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and Cash Equivalents	$—	$382,588	$3,906	$60,162	$—	$446,656
Accounts Receivable	—	343,486	36,776	160,002	—	540,264
Intercompany Receivable	1,047,805	—	8,886	—	(1,056,691)	—
Assets of Discontinued Operations (See Note 14)	—	51,654	—	2,062	—	53,716
Other Current Assets	4,216	111,310	10,367	44,896	—	170,789
Total Current Assets	1,052,021	889,038	59,935	267,122	(1,056,691)	1,211,425
Property, Plant and Equipment, Net	—	1,568,017	197,272	752,745	—	2,518,034
Other Assets, Net:
Long-term Notes Receivable from Affiliates and Intercompany Receivable	2,192,476	1,000	—	—	(2,193,476)	—
Investment in Subsidiaries	1,797,439	1,534,577	—	—	(3,332,016)	—
Goodwill	—	1,609,719	191,856	574,320	—	2,375,895
Other	32,837	251,455	12,210	181,710	(457)	477,755
Assets of Discontinued Operations (See Note 14)	—	247,785	—	15,940	—	263,725
Total Other Assets, Net	4,022,752	3,644,536	204,066	771,970	(5,525,949)	3,117,375
Total Assets	$5,074,773	$6,101,591	$461,273	$1,791,837	$(6,582,640)	$6,846,834

Liabilities and Equity
Intercompany Payable	$—	$999,182	$—	$57,509	$(1,056,691)	$—
Current Portion of Long-term Debt	4,639	25,024	2,170	7,647	—	39,480
Total Other Current Liabilities	62,987	427,427	31,664	197,894	—	719,972
Liabilities of Discontinued Operations (See Note 14)	—	53,130	—	2,132	—	55,262
Long-term Debt, Net of Current Portion	2,848,927	76,728	181,318	104,250	—	3,211,223
Long-term Notes Payable to Affiliates and Intercompany Payable	1,000	2,192,476	—	—	(2,193,476)	—
Other Long-term Liabilities	3,853	531,684	24,025	90,045	(457)	649,150
Liabilities of Discontinued Operations (See Note 14)	—	12,549	—	1,727	—	14,276
Commitments and Contingencies (See Note 10)
Total Iron Mountain Incorporated Stockholders’ Equity	2,153,367	1,783,391	222,096	1,326,529	(3,332,016)	2,153,367
Noncontrolling Interests	—	—	—	4,104	—	4,104
Total Equity	2,153,367	1,783,391	222,096	1,330,633	(3,332,016)	2,157,471
Total Liabilities and Equity	$5,074,773	$6,101,591	$461,273	$1,791,837	$(6,582,640)	$6,846,834

	December 31, 2010
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Assets
Current Assets:
Cash and Cash Equivalents	$13,909	$121,584	$37,652	$85,548	$—	$258,693
Restricted Cash	35,105	—	—	—	—	35,105
Accounts Receivable	—	327,842	41,562	163,666	—	533,070
Intercompany Receivable	1,344,802	—	9,281	—	(1,354,083)	—
Assets of Discontinued Operations (See Note 14)	—	184,790	—	17,936	—	202,726
Other Current Assets	2,601	121,681	10,878	41,048	—	176,208
Total Current Assets	1,396,417	755,897	99,373	308,198	(1,354,083)	1,205,802
Property, Plant and Equipment, Net	—	1,522,073	208,020	745,734	—	2,475,827
Other Assets, Net:
Long-term Notes Receivable from Affiliates and Intercompany Receivable	1,381,546	1,000	—	—	(1,382,546)	—
Investment in Subsidiaries	1,863,957	1,599,133	—	—	(3,463,090)	—
Goodwill	—	1,525,960	203,345	552,832	—	2,282,137
Other	27,304	236,497	13,601	168,679	(114)	445,967
Total Other Assets, Net	3,272,807	3,362,590	216,946	721,511	(4,845,750)	2,728,104
Total Assets	$4,669,224	$5,640,560	$524,339	$1,775,443	$(6,199,833)	$6,409,733

Liabilities and Equity
Intercompany Payable	$—	$1,325,593	$—	$28,490	$(1,354,083)	$—
Current Portion of Long-term Debt	56,407	24,393	2,606	13,197	—	96,603
Total Other Current Liabilities	92,339	388,242	42,614	180,626	—	703,821
Liabilities of Discontinued Operations (See Note 14)	—	53,374	—	3,848	—	57,222
Long-term Debt, Net of Current Portion	2,559,780	67,504	191,010	94,171	—	2,912,465
Long-term Notes Payable to Affiliates and Intercompany Payable	1,000	1,381,546	—	—	(1,382,546)	—
Other Long-term Liabilities	3,853	551,961	27,585	93,075	(114)	676,360
Commitments and Contingencies (See Note 10)
Total Iron Mountain Incorporated Stockholders’ Equity	1,955,845	1,847,947	260,524	1,354,619	(3,463,090)	1,955,845
Noncontrolling Interests	—	—	—	7,417	—	7,417
Total Equity	1,955,845	1,847,947	260,524	1,362,036	(3,463,090)	1,963,262
Total Liabilities and Equity	$4,669,224	$5,640,560	$524,339	$1,775,443	$(6,199,833)	$6,409,733

	Year Ended December 31, 2008
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Revenues:
Storage	$—	$1,030,998	$92,532	$380,969	$—	$1,504,499
Service	—	854,012	98,355	393,690	—	1,346,057
Total Revenues	—	1,885,010	190,887	774,659	—	2,850,556
Operating Expenses:
Cost of Sales (Excluding Depreciation and Amortization)	—	832,879	84,216	408,446	—	1,325,541
Selling, General and Administrative	109	512,965	33,175	219,929	—	766,178
Depreciation and Amortization	182	164,539	13,755	78,779	—	257,255
Loss (Gain) on Disposal/Writedown of Property, Plant and Equipment, Net	—	7,568	21	(67)	—	7,522
Total Operating Expenses	291	1,517,951	131,167	707,087	—	2,356,496

Operating (Loss) Income	(291)	367,059	59,720	67,572	—	494,060
Interest Expense (Income), Net	209,712	(42,925)	46,849	8,812	—	222,448
Other (Income) Expense, Net	(125,361)	(1,771)	(351)	158,988	—	31,505

(Loss) Income from Continuing Operations Before Provision (Benefit) for Income Taxes	(84,642)	411,755	13,222	(100,228)	—	240,107
Provision (Benefit) for Income Taxes	—	142,756	(3,682)	8,152	—	147,226
Equity in the (Earnings) Losses of Subsidiaries, Net of Tax	(166,679)	95,532	—	—	71,147	—
Income (Loss) from Continuing Operations	82,037	173,467	16,904	(108,380)	(71,147)	92,881
(Loss) Income from Discontinued Operations (see Note 14)	—	(10,130)	—	(808)	—	(10,938)
Net Income (Loss)	82,037	163,337	16,904	(109,188)	(71,147)	81,943
Less: Net (Loss) Income Attributable to Noncontrolling Interests	—	—	—	(94)	—	(94)
Net Income (Loss) Attributable to Iron Mountain Incorporated	$82,037	$163,337	$16,904	$(109,094)	$(71,147)	$82,037

	Year Ended December 31, 2009
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Revenues:
Storage	$—	$1,096,548	$93,244	$352,544	$—	$1,542,336
Service	—	825,393	96,764	340,172	—	1,262,329
Total Revenues	—	1,921,941	190,008	692,716	—	2,804,665
Operating Expenses:
Cost of Sales (Excluding Depreciation and Amortization)	—	778,296	80,205	356,288	—	1,214,789
Selling, General and Administrative	92	523,698	32,127	201,589	—	757,506
Depreciation and Amortization	231	189,990	15,717	74,867	—	280,805
Loss (Gain) on Disposal/Writedown of Property, Plant and Equipment, Net	—	1,205	123	(1,160)	—	168
Total Operating Expenses	323	1,493,189	128,172	631,584	—	2,253,268

Operating (Loss) Income	(323)	428,752	61,836	61,132	—	551,397
Interest Expense (Income), Net	202,947	(41,320)	42,066	10,947	—	214,640
Other Expense (Income), Net	44,642	(5,131)	(2)	(51,995)	—	(12,486)

(Loss) Income from Continuing Operations Before Provision (Benefit) for Income Taxes	(247,912)	475,203	19,772	102,180	—	349,243
Provision (Benefit) for Income Taxes	—	102,295	3,624	9,399	—	115,318
Equity in the (Earnings) Losses of Subsidiaries, Net of Tax	(468,789)	(102,601)	—	—	571,390	—
Income (Loss) from Continuing Operations	220,877	475,509	16,148	92,781	(571,390)	233,925
(Loss) Income from Discontinued Operations (see Note 14)	—	(10,168)	—	(1,451)	—	(11,619)
Net Income (Loss)	220,877	465,341	16,148	91,330	(571,390)	222,306
Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	1,429	—	1,429
Net Income (Loss) Attributable to Iron Mountain Incorporated	$220,877	$465,341	$16,148	$89,901	$(571,390)	$220,877

	Year Ended December 31, 2010
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Revenues:
Storage	$—	$1,116,629	$110,768	$380,404	$—	$1,607,801
Service	—	839,511	113,498	355,846	—	1,308,855
Total Revenues	—	1,956,140	224,266	736,250	—	2,916,656
Operating Expenses:
Cost of Sales (Excluding Depreciation and Amortization)	—	746,479	86,352	371,623	—	1,204,454
Selling, General and Administrative	68	516,664	36,587	224,561	—	777,880
Depreciation and Amortization	223	201,534	18,818	86,798	—	307,373
Goodwill Impairment	—	84,611	—	1,298	—	85,909
(Gain) Loss on Disposal/Writedown of Property, Plant and Equipment, Net	—	(1,039)	196	(10,151)	—	(10,994)
Total Operating Expenses	291	1,548,249	141,953	674,129	—	2,364,622

Operating (Loss) Income	(291)	407,891	82,313	62,121	—	552,034
Interest Expense (Income), Net	194,689	(41,770)	44,898	8,693	—	206,510
Other (Income) Expense, Net	(22,662)	(1,882)	18	33,561	—	9,035

(Loss) Income from Continuing Operations Before Provision (Benefit) for Income Taxes	(172,318)	451,543	37,397	19,867	—	336,489
Provision (Benefit) for Income Taxes	—	153,666	11,142	4,661	—	169,469
Equity in the (Earnings) Losses of Subsidiaries, Net of Tax	(118,418)	(34,014)	—	—	152,432	—
(Loss) Income from Continuing Operations	(53,900)	331,891	26,255	15,206	(152,432)	167,020
(Loss) Income from Discontinued Operations (see Note 14)	—	(215,479)	—	(533)	—	(216,012)
Net (Loss) Income	(53,900)	116,412	26,255	14,673	(152,432)	(48,992)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	—	—	—	4,908	—	4,908
Net (Loss) Income Attributable to Iron Mountain Incorporated	$(53,900)	$116,412	$26,255	$9,765	$(152,432)	$(53,900)

	Year Ended December 31, 2008
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Cash Flows from Operating Activities:
Cash Flows from Operating Activities-Continuing Operations	$(175,781)	$545,445	$14,041	$129,228	$—	$512,933
Cash Flows from Operating Activities-Discontinued Operations	—	24,982	—	(886)	—	24,096
Cash Flows from Operating Activities	(175,781)	570,427	14,041	128,342	—	537,029
Cash Flows from Investing Activities:
Capital expenditures	—	(190,716)	(12,493)	(150,613)	—	(353,822)
Cash paid for acquisitions, net of cash acquired	—	(35,424)	—	(21,208)	—	(56,632)
Intercompany loans to subsidiaries	50,007	(57,558)	—	—	7,551	—
Investment in subsidiaries	(12,970)	(12,970)	—	—	25,940	—
Additions to customer relationship and acquisition costs	—	(8,795)	(416)	(4,930)	—	(14,141)
Investments in joint ventures	—	—	—	(1,709)	—	(1,709)
Proceeds from sales of property and equipment and other, net	—	927	33	(1,310)	—	(350)
Cash Flows from Investing Activities-Continuing Operations	37,037	(304,536)	(12,876)	(179,770)	33,491	(426,654)
Cash Flows from Investing Activities-Discontinued Operations	(1,374)	(32,819)	—	(1,495)	2,748	(32,940)
Cash Flows from Investing Activities	35,663	(337,355)	(12,876)	(181,265)	36,239	(459,594)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	(880,451)	(14,993)	(44,729)	(17,158)	—	(957,331)
Proceeds from revolving credit and term loan facilities and other debt	776,650	114	11,212	10,313	—	798,289
Early retirement of senior subordinated notes	(71,881)	—	—	—	—	(71,881)
Net proceeds from sale of senior subordinated notes	295,500	—	—	—	—	295,500
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	—	—	—	960	—	960
Intercompany loans from parent	—	(49,856)	35,856	21,551	(7,551)	—
Equity contribution from parent	—	12,970	—	12,970	(25,940)	—
Proceeds from exercise of stock options and employee stock purchase plan	16,145	—	—	—	—	16,145
Excess tax benefits from stock-based compensation	5,112	—	—	—	—	5,112
Payment of debt financing costs	(957)	—	(28)	—	—	(985)
Cash Flows from Financing Activities-Continuing Operations	140,118	(51,765)	2,311	28,636	(33,491)	85,809
Cash Flows from Financing Activities-Discontinued Operations	—	1,374	—	2,933	(2,748)	1,559
Cash Flows from Financing Activities	140,118	(50,391)	2,311	31,569	(36,239)	87,368
Effect of exchange rates on cash and cash equivalents	—	—	(1,936)	(10,104)	—	(12,040)
Increase (Decrease) in cash and cash equivalents	—	182,681	1,540	(31,458)	—	152,763
Cash and cash equivalents, beginning of period	—	27,955	15,529	82,123	—	125,607
Cash and cash equivalents, end of period	$—	$210,636	$17,069	$50,665	$—	$278,370

	Year Ended December 31, 2009
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Cash Flows from Operating Activities:
Cash Flows from Operating Activities-Continuing Operations	$(186,314)	$602,593	$38,154	$131,330	$—	$585,763
Cash Flows from Operating Activities-Discontinued Operations	—	31,470	—	(322)	—	31,148
Cash Flows from Operating Activities	(186,314)	634,063	38,154	131,008	—	616,911
Cash Flows from Investing Activities:
Capital expenditures	—	(153,995)	(22,042)	(114,912)	—	(290,949)
Cash paid for acquisitions, net of cash acquired	—	(256)	—	(1,777)	—	(2,033)
Intercompany loans to subsidiaries	284,604	17,807	—	—	(302,411)	—
Investment in subsidiaries	(164,256)	(164,256)	—	—	328,512	—
Additions to customer relationship and acquisition costs	—	(6,711)	(520)	(3,510)	—	(10,741)
Investments in joint ventures	—	—	—	(3,114)	—	(3,114)
Proceeds from sales of property and equipment and other, net	—	3,717	45	829	—	4,591
Cash Flows from Investing Activities-Continuing Operations	120,348	(303,694)	(22,517)	(122,484)	26,101	(302,246)
Cash Flows from Investing Activities-Discontinued Operations	—	(20,261)	—	(1,559)	—	(21,820)
Cash Flows from Investing Activities	120,348	(323,955)	(22,517)	(124,043)	26,101	(324,066)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	(54,150)	(18,438)	(192,097)	(19,701)	—	(284,386)
Proceeds from revolving credit and term loan facilities and other debt	—	—	—	33,944	—	33,944
Early retirement of senior subordinated notes	(447,874)	—	—	—	—	(447,874)
Net proceeds from sale of senior subordinated notes	539,688	—	—	—	—	539,688
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	—	—	—	1,064	—	1,064
Intercompany loans from parent	—	(283,974)	5,751	(24,188)	302,411	—
Equity contribution from parent	—	164,256	156,655	7,601	(328,512)	—
Proceeds from exercise of stock options and employee stock purchase plan	24,233	—	—	—	—	24,233
Excess tax benefits from stock-based compensation	5,532	—	—	—	—	5,532
Payment of debt financing costs	(1,463)	—	(37)	(55)	—	(1,555)
Cash Flows from Financing Activities-Continuing Operations	65,966	(138,156)	(29,728)	(1,335)	(26,101)	(129,354)
Cash Flows from Financing Activities-Discontinued Operations	—	—	—	(338)	—	(338)
Cash Flows from Financing Activities	65,966	(138,156)	(29,728)	(1,673)	(26,101)	(129,692)
Effect of exchange rates on cash and cash equivalents	—	—	928	4,205	—	5,133
Increase (Decrease) in cash and cash equivalents	—	171,952	(13,163)	9,497	—	168,286
Cash and cash equivalents, beginning of period	—	210,636	17,069	50,665	—	278,370
Cash and cash equivalents, end of period	$—	$382,588	$3,906	$60,162	$—	$446,656

	Year Ended December 31, 2010
			Canada	Non-
	Parent	Guarantors	Company	Guarantors	Eliminations	Consolidated
Cash Flows from Operating Activities:
Cash Flows from Operating Activities-Continuing Operations	$(180,588)	$578,159	$56,113	$149,631	$—	$603,315
Cash Flows from Operating Activities-Discontinued Operations	—	19,347	—	2,478	—	21,825
Cash Flows from Operating Activities	(180,588)	597,506	56,113	152,109	—	625,140
Cash Flows from Investing Activities:
Capital expenditures	—	(137,937)	(16,593)	(105,007)	—	(259,537)
Cash paid for acquisitions, net of cash acquired	—	(1,970)	(3,705)	(13,348)	—	(19,023)
Intercompany loans to subsidiaries	577,316	34,465	—	—	(611,781)	—
Investment in subsidiaries	(10,258)	(35,124)	—	—	45,382	—
Investment in restricted cash	(35,102)	—	—	—	—	(35,102)
Additions to customer relationship and acquisition costs	—	(9,332)	(594)	(3,276)	—	(13,202)
Proceeds from sales of property and equipment and other, net	—	5,867	93	16,677	—	22,637
Cash Flows from Investing Activities-Continuing Operations	531,956	(144,031)	(20,799)	(104,954)	(566,399)	(304,227)
Cash Flows from Investing Activities-Discontinued Operations	(1,796)	(129,972)	—	(267)	3,592	(128,443)
Cash Flows from Investing Activities	530,160	(274,003)	(20,799)	(105,221)	(562,807)	(432,670)
Cash Flows from Financing Activities:
Repayment of revolving credit and term loan facilities and other debt	(4,100)	(24,226)	(2,504)	(71,832)	—	(102,662)
Proceeds from revolving credit and term loan facilities and other debt	—	—	—	53,567	—	53,567
Early retirement of senior subordinated notes	(202,584)	—	—	—	—	(202,584)
Debt financing (repayment to) and equity contribution from (distribution to) noncontrolling interests, net	—	—	—	169	—	169
Intercompany loans from parent	—	(572,335)	122	(39,568)	611,781	—
Equity contribution from parent	—	10,258	—	35,124	(45,382)	—
Stock repurchases	(111,563)	—	—	—	—	(111,563)
Parent cash dividends	(37,893)	—	—	—	—	(37,893)
Proceeds from exercise of stock options and employee stock purchase plan	18,225	—	—	—	—	18,225
Excess tax benefits from stock-based compensation	2,252	—	—	—	—	2,252
Cash Flows from Financing Activities-Continuing Operations	(335,663)	(586,303)	(2,382)	(22,540)	566,399	(380,489)
Cash Flows from Financing Activities-Discontinued Operations	—	1,796	—	1,051	(3,592)	(745)
Cash Flows from Financing Activities	(335,663)	(584,507)	(2,382)	(21,489)	562,807	(381,234)
Effect of exchange rates on cash and cash equivalents	—	—	814	(13)	—	801
Increase (Decrease) in cash and cash equivalents	13,909	(261,004)	33,746	25,386	—	(187,963)
Cash and cash equivalents, beginning of period	—	382,588	3,906	60,162	—	446,656
Cash and cash equivalents, end of period	$13,909	$121,584	$37,652	$85,548	$—	$258,693

Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions
Acquisitions

6. Acquisitions

We account for acquisitions using the purchase method of accounting, and, accordingly, the results of operations for each acquisition have been included in our consolidated results from their respective acquisition dates. Cash consideration for our various acquisitions was primarily provided through borrowings under our credit facilities and cash equivalents on-hand. We completed no acquisitions during 2009. Included in cash paid for acquisitions in the consolidated statement of cash flows for the year ended December 31, 2009 is contingent and other payments of  $2,033 related to acquisitions made in prior years. The unaudited pro forma results of operations for the current and prior periods are not presented due to the insignificant impact of the 2008 and 2010 acquisitions on our consolidated results of operations. Noteworthy acquisitions are as follows:

To enhance our existing operations in the records management and information destruction business and expand our geographical footprint in North America, in May 2008, we acquired DocuVault for  $31,378. DocuVault provided records storage, secure shredding and data backup services in Denver and Colorado Springs.

In May 2010 we acquired the remaining 87% interest of our joint venture in Greece (Safe doc S.A.) in a stock transaction for a cash purchase price of approximately  $4,700, and we now control 100% of our Greek operations, which provide storage and records management services. The carrying value of the 13% interest that we had previously acquired and accounted for under the equity method of accounting amounted to approximately  $416 and the fair value of such interest on the date of acquisition was approximately  $473 and resulted in a gain being recorded on the date of the transaction to other (income) expense, net of approximately  $57 during the second quarter of 2010.

A summary of the cumulative consideration paid and the allocation of the purchase price of all of the acquisitions in each respective year is as follows:

	2008		2010
Cash Paid (gross of cash acquired)	$54,541	(1)	$10,542 (1)
Fair Value of Previously Held Equity Interest	—		473
Total Consideration	54,541		11,015
Fair Value of Identifiable Assets Acquired:
Cash, Accounts Receivable, Prepaid Expenses, Deferred Income Taxes and Other	3,172		1,615
Property, Plant and Equipment(2)	4,026		2,711
Customer Relationship Assets(3)	24,989		5,189
Core Technology	2,511		—
Other Assets	996		—
Liabilities Assumed(4)	(3,922)		(3,840)
Noncontrolling Interests	4,489	(5)	(390)
Total Fair Value of Identifiable Net Assets Acquired	36,261		5,285
Recorded Goodwill	$18,280		$5,730

(1)              Included in cash paid for acquisitions in the consolidated statements of cash flows for the years ended December 31, 2008 and 2010 are contingent and other payments of  $2,319 and  $8,540, respectively, related to acquisitions made in previous years.

(2)              Consists primarily of racking, leasehold improvements and computer hardware and software.

(3)              The weighted average lives of customer relationship assets associated with acquisitions in 2008 and 2010 was 28 years and 10 years, respectively.

(4)              Consists primarily of accounts payable, accrued expenses, notes payable, deferred revenue and deferred income taxes.

(5)              Consisted primarily of the carrying value of noncontrolling interests in Brazil at the date of acquisition in 2008.

Allocations of the purchase price for the 2010 acquisitions were based on estimates of the fair value of net assets acquired and are subject to adjustment. The purchase price allocations of the 2010 acquisitions are subject to finalization of the assessment of the fair value of intangible assets (primarily customer relationship assets) and racking.

In connection with our acquisition in India in May 2006, we entered into a shareholder agreement. The agreement contains a put provision that would allow the noncontrolling interest holder to sell the remaining 49.9% equity interest to us beginning on the third anniversary of this agreement for the greater of fair market value or approximately 84,835 Rupees (approximately  $1,872). We recorded a liability representing our estimate of the fair value of the guarantee in the amount of  $360 and  $0 as of December 31, 2009 and 2010, respectively.

In connection with an acquisition completed prior to January 2009, we have contingent earn-out obligations that become payable in the event the business we acquired achieves specified revenue targets and/or multiples of earnings before interest, taxes, depreciation and amortization (as defined in the purchase agreement). These payments are based on the future results of these operations and our estimate of the maximum additional contingent earn-out payments we may be required to make under such agreement as of December 31, 2010 is approximately  $2,000. This amount, if paid, is due in 2012 and will be treated as additional consideration as part of the acquisition and will increase goodwill. We have also recorded  $1,447,  $549 and  $0 of compensation expense for the years ended December 31, 2008, 2009 and 2010, respectively, in the accompanying consolidated statements of operations related to contingent consideration arrangements that require continuing employment. New accounting standards require that we must, for any acquisitions that we make on or any time after January 1, 2009, (i) estimate our contingent consideration payments at the time of the acquisition and include such amount as part of the initial purchase price allocation, and (ii) any subsequent changes in this estimate will directly impact the consolidated statement of operations.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

7. Income Taxes

The significant components of the deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2009	2010
Deferred Tax Assets:
Accrued liabilities	$38,236	$35,700
Deferred rent	20,484	23,253
Net operating loss carryforwards	52,619	53,997
Foreign tax and research credits	60,182	61,309
Valuation Allowance	(35,417)	(73,572)
Other	37,006	47,385

	173,110	148,072
Deferred Tax Liabilities:
Other assets, principally due to differences in amortization	(257,496)	(262,876)
Plant and equipment, principally due to differences in depreciation	(330,824)	(341,526)
	(588,320)	(604,402)
Net deferred tax liability	$(415,210)	$(456,330)

We have federal net operating loss carryforwards which begin to expire in 2020 through 2024 of  $30,502 ( $10,676, tax effected) at December 31, 2010 to reduce future federal taxable income. We have an asset for state net operating losses of  $11,834 (net of federal tax benefit), which begins to expire in 2011 through 2025, subject to a valuation allowance of approximately 99%. We have assets for foreign net operating losses of  $31,487, with various expiration dates, subject to a valuation allowance of approximately 71%. We also have foreign tax credits of  $60,841, which begin to expire in 2014 through 2019, subject to a valuation allowance of approximately 65%. U.S. legislative changes in 2010 reduced the expected utilization of foreign tax credits which resulted in the requirement for a valuation allowance.

Rollforward of valuation allowance is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Charged (Credited) to Expense	Other Additions	Other Deductions	Balance at End of the Year
2008	$39,995	$(2,290)	$—	$—	$37,705
2009	37,705	1,418	3,334	(7,040)	35,417
2010	35,417	39,545	—	(1,390)	73,572

We receive a tax deduction upon the exercise of non-qualified stock options or upon the disqualifying disposition by employees of incentive stock options and certain shares acquired under our employee stock purchase plan for the difference between the exercise price and the market price of the underlying common stock on the date of exercise or disqualifying disposition. The tax benefit for non-qualified stock options is included in the consolidated financial statements in the period in which compensation expense is recorded. The tax benefit associated with compensation expense recorded in the consolidated financial statements related to incentive stock options is recorded in the period the disqualifying disposition occurs. All tax benefits for awards issued prior to January 1, 2003 and incremental tax benefits in excess of compensation expense recorded in the consolidated financial statements are credited directly to equity and amounted to  $5,112,  $5,532 and  $2,252 for the years ended December 31, 2008, 2009 and 2010, respectively.

We have not provided deferred taxes on book basis differences related to certain foreign subsidiaries because such basis differences are not expected to reverse in the foreseeable future and we intend to reinvest indefinitely outside the U.S. These basis differences arose primarily through the undistributed book earnings of our foreign subsidiaries. The basis differences could be reversed through a sale of the subsidiaries, the receipt of dividends from subsidiaries and certain other events or actions on our part, which would result in an increase in our provision for income taxes. It is not practicable to calculate the amount of such basis differences.

The components of income (loss) from continuing operations before provision (benefit) for income taxes are:

	2008	2009	2010
U.S.	$325,601	$228,570	$277,670
Canada	16,875	22,060	41,474
Foreign	(102,369)	98,613	17,345
	$240,107	$349,243	$336,489

The provision (benefit) for income taxes consists of the following components:

	Year Ended December 31,
	2008	2009	2010
Federal—current	$23,279	$53,229	$76,700
Federal—deferred	100,027	24,682	43,810
State—current	12,315	17,913	32,416
State—deferred	7,627	6,786	(499)
Foreign—current	4,483	11,955	20,350
Foreign—deferred	(505)	753	(3,308)
	$147,226	$115,318	$169,469

A reconciliation of total income tax expense and the amount computed by applying the federal income tax rate of 35% to income from continuing operations before provision (benefit) for income taxes for the years ended December 31, 2008, 2009 and 2010, respectively, is as follows:

	Year Ended December 31,
	2008	2009	2010
Computed “expected” tax provision	$84,037	$122,235	$117,771
Changes in income taxes resulting from:
State taxes (net of federal tax benefit)	14,520	15,451	17,163
Increase in valuation allowance (net operating losses)	1,439	808	1,920
Increase in valuation allowance (foreign tax credits)	—	—	37,475
Impairment of goodwill and divestitures	—	—	29,772
Reserve reversal and audit settlements	—	—	(41,753)
Foreign tax rate differential	31,443	(22,232)	(5,524)
Subpart F income and foreign restructuring	5,368	984	5,943
Other, net	10,419	(1,928)	6,702
	$147,226	$115,318	$169,469

Our effective tax rates for the years ended December 31, 2008, 2009 and 2010 were 61.3%, 33.0% and 50.4%, respectively. The primary reconciling item between the federal statutory rate of 35% and our overall effective tax rate for the year ended December 31, 2010 is a goodwill impairment charge, of which a majority was non-deductible for tax purposes. U.S. legislative changes in 2010 reduced the expected utilization of foreign tax credits. Certain previously unrecognized tax benefits were recognized in 2010 due to expirations of statute of limitation periods and settlements with tax authorities in various worldwide jurisdictions. In 2009 and 2008, we had significant unrealized foreign exchange gains and losses on intercompany loans and on debt and derivative instruments in different jurisdictions with different tax rates. For 2009, foreign currency gains were recorded in lower tax jurisdictions associated with the marking-to-market of intercompany loan positions while foreign currency losses were recorded in higher tax jurisdictions associated with the marking-to-market of debt and derivative instruments, which reduced the effective tax rate by 4.6% for the year ended December 31, 2009. Our effective tax rate is higher than the statutory rate in 2008 primarily due to significant foreign exchange gains and losses in different jurisdictions with different tax rates. For 2008, foreign currency gains were recorded in higher tax jurisdictions, associated with our marking-to-market of debt and derivative instruments, while foreign currency losses were recorded in lower tax jurisdictions, associated with the marking-to-market of intercompany loan positions, which together increased the 2008 tax rate by 21.1% for the year ended December 31, 2008.

The evaluation of an uncertain tax position is a two-step process. The first step is a recognition process whereby the company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step is a measurement process whereby a tax position that meets the more likely than not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision (benefit) for income taxes in the accompanying consolidated statements of operations. We recorded  $4,495,  $4,749 and  $(1,607) for gross interest and penalties for the years ended December 31, 2008, 2009 and 2010, respectively.

We had  $12,874 and  $11,610 accrued for the payment of interest and penalties as of December 31, 2009 and 2010, respectively.

A summary of tax years that remain subject to examination by major tax jurisdictions is as follows:

Tax Year	Tax Jurisdiction
See Below	United States
2006 to present	Canada
2009 to present	United Kingdom

The normal statute of limitations for U.S. federal tax purposes is three years from the date the tax return is filed. However, due to our net operating loss position, the U.S. government has the right to audit the amount of the net operating loss up to three years after we utilize the loss on our federal income tax return. We utilized losses from years beginning in 1993, 1997 and 1999 in our federal income tax returns for our 2007, 2008, and 2009 tax years, respectively. The normal statute of limitations for state purposes is between three to five years. However, certain of our state statute of limitations remain open for periods longer than this when audits are in progress.

We are currently under audit by the state of Massachusetts for the 2004 through 2008 tax years. We have not received any assessments to date. However, we may receive a notice of intention to assess in the range of zero to approximately  $12,000, including interest and penalties. While we are unable to predict the final outcome of the audit at this time, it may result in an assessment of excise tax, which is a component of the income tax provision, or an assessment of net worth tax, which is an operating charge. We intend to defend this case vigorously. We do not expect this audit to have a material impact on our consolidated results of operations or financial condition.

We are subject to examination by various tax authorities in jurisdictions in which we have significant business operations. We regularly assess the likelihood of additional assessments by tax authorities and provide for these matters as appropriate. As of December 31, 2009 and 2010, we had approximately  $88,155 and  $59,891, respectively, of reserves related to uncertain tax positions included in other long-term liabilities in the accompanying consolidated balance sheets. Although we believe our tax estimates are appropriate, the final determination of tax audits and any related litigation could result in favorable or unfavorable changes in our estimates.

A reconciliation of unrecognized tax benefits is as follows:

Gross tax contingencies—December 31, 2007	$72,908
Gross additions based on tax positions related to the current year	7,735
Gross additions for tax positions of prior years	11,862
Gross reductions for tax positions of prior years	(4,504)
Lapses of statutes	(3,435)
Gross tax contingencies—December 31, 2008	$84,566
Gross additions based on tax positions related to the current year	3,166
Gross additions for tax positions of prior years	5,693
Gross reductions for tax positions of prior years	(720)
Lapses of statutes	(4,460)
Settlements	(90)
Gross tax contingencies—December 31, 2009	$88,155
Gross additions based on tax positions related to the current year	6,575
Gross additions for tax positions of prior years	9,759
Gross reductions for tax positions of prior years	(3,349)
Lapses of statutes	(33,001)
Settlements	(8,248)
Gross tax contingencies—December 31, 2010	$59,891

The reversal of all of these reserves of  $59,891 ( $51,279 net of federal tax benefit) as of December 31, 2010 will be recorded as a reduction of our income tax provision, if sustained. We believe that it is reasonably possible that an amount up to approximately  $37,968 of our unrecognized tax positions may be recognized by the end of 2011 as a result of a lapse of statute of limitations or upon closing and settling significant audits in various worldwide jurisdictions.

Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Results of Operations (Unaudited)
Quarterly Results of Operations (Unaudited)

8. Quarterly Results of Operations (Unaudited)

Quarter Ended	March 31	June 30	Sept. 30	Dec. 31
2009
Total revenues	$673,643	$693,332	$713,725	$723,965
Operating income (loss)	123,886	137,794	144,130	145,587
Income (Loss) from continuing operations	34,012	88,295	46,193	65,425
Income (Loss) from discontinued operations	(7,068)	(783)	(3,016)	(752)
Net income (loss)	26,944	87,512	43,177	64,673
Net income (loss) attributable to Iron Mountain Incorporated	28,799	87,638	43,186	61,254 (1)
Earnings (Losses) per Share-Basic
Income (Loss) per share from continuing operations	0.17	0.44	0.23	0.32
Income (Loss) per share from discontinued operations	(0.03)	(0.00)	(0.01)	(0.00)
Net income (loss) per share attributable to Iron Mountain Incorporated	0.14	0.43	0.21	0.30
Earnings (Losses) per Share-Diluted
Income (Loss) per share from continuing operations	0.17	0.43	0.23	0.32
Income (Loss) per share from discontinued operations	(0.03)	(0.00)	(0.01)	(0.00)
Net income (loss) per share attributable to Iron Mountain Incorporated	0.14	0.43	0.21	0.30

2010
Total revenues	$725,580	$724,783	$731,132	$735,161
Operating income (loss)	140,109	157,967	106,997	146,961
Income (Loss) from continuing operations	33,225	48,928	27,490	57,377
Income (Loss) from discontinued operations	(7,386)	(7,176)	(178,307)	(23,143)
Net income (loss)	25,839	41,752	(150,817)	34,234
Net income (loss) attributable to Iron Mountain Incorporated	25,566	41,292	(153,776)	33,018 (2)
Earnings (Losses) per Share-Basic
Income (Loss) per share from continuing operations	0.16	0.24	0.14	0.29
Income (Loss) per share from discontinued operations	(0.04)	(0.04)	(0.89)	(0.12)
Net income (loss) per share attributable to Iron Mountain Incorporated	0.13	0.20	(0.76)	0.16
Earnings (Losses) per Share-Diluted
Income (Loss) per share from continuing operations	0.16	0.24	0.14	0.29
Income (Loss) per share from discontinued operations	(0.04)	(0.04)	(0.89)	(0.12)
Net income (loss) per share attributable to Iron Mountain Incorporated	0.12	0.20	(0.76)	0.16

(1)                   The change in net income attributable to Iron Mountain Incorporated in the fourth quarter of 2009 compared to the third quarter of 2009 is primarily related to discrete tax benefits recorded in the fourth quarter compared to the third quarter of 2009 related to unrealized foreign exchange gains and losses in different jurisdictions at different tax rates.

(2)                   The change in net income (loss) attributable to Iron Mountain Incorporated in the fourth quarter of 2010 compared to the third quarter of 2010 is primarily related to the impact associated with the goodwill impairment charge of which  $255,000 ( $249,000, net of tax) was recorded in the third quarter of 2010 compared to  $28,785 ( $28,300, net of tax) recorded in the fourth quarter of 2010. See “Note 14. Discontinued Operations”. Discrete tax benefits recorded in the third quarter compared to charges in the fourth quarter of 2010 related to unrealized foreign exchange gains and losses in different tax jurisdictions at different tax rates also contributed to the change. Additionally, to a lesser extent, reduced operating income primarily related to increased selling, general and administrative expenses offset by reduced interest expense related to the retirement of a portion of our 7 3/4% Notes in the third quarter of 2010 also contributed to the change.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

9. Segment Information

Beginning June 2011, as a result of the disposition of our Digital Business and our decision to sell the New Zealand Business as discussed in Note 14, we changed our reportable segments. The most significant of these changes is that the reportable segment previously referred to as the Worldwide Digital Business is no longer reported separately in our management reporting as the operations associated with the Domain Name Product Line and the Digital Business are reported as discontinued operations. Also, the intellectual property escrow services business, which we continue to own and operate and was previously reported in the Worldwide Digital Business segment, is now reported as a component of the North American Physical Business segment. Additionally, the International Physical Business segment no longer includes the New Zealand Business as these operations are reported as discontinued operations.

Our operating segments and Corporate are as follows:

·        North American Physical Business—throughout the United States and Canada, the storage of paper documents, as well as all other media such as microfilm and microfiche, master audio and videotapes, film, X-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Hard Copy”); the storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection”); information destruction services (“Destruction”); the storage, assembly, and detailed reporting of customer marketing literature and delivery to sales offices, trade shows and prospective customers’ sites based on current and prospective customer orders (“Fulfillment”), and intellectual property escrow services that protect and manage source code.

·        Europe—information management services throughout Europe, including Hard Copy, Data Protection and Destruction (in the U.K. and Ireland).

·        Latin America—information management services throughout Mexico, Brazil, Chile, Argentina and Peru, including Hard Copy, Data Protection and Destruction.

·        Asia Pacific—information management services throughout Australia, including Hard Copy, Data Protection and Destruction; and in certain cities in India, Singapore, Hong Kong-SAR and China, including Hard Copy and Data Protection.

·        Corporate—consists of costs related to executive and staff functions, including finance, human resources and information technology, which benefit the enterprise as a whole. These costs are primarily related to the general management of these functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual segments, with each segment bearing its own cost of implementation. Corporate also includes stock-based employee compensation expense associated with all Employee Stock-Based Awards.

The Latin America, Asia Pacific and Europe operating segments have been aggregated given their similar economic characteristics, products, customers and processes and reported as one reportable segment, “International Physical Business.”

An analysis of our business segment information and reconciliation to the consolidated financial statements is as follows:

	North American	International
	Physical	Physical		Total
	Business	Business	Corporate	Consolidated
2008
Total Revenues	$2,093,723	$756,833	$—	$2,850,556
Depreciation and Amortization	142,284	77,533	37,438	257,255
Depreciation	131,336	63,174	37,256	231,766
Amortization	10,948	14,359	182	25,489
Adjusted OIBDA	778,977	137,866	(158,006)	758,837
Total Assets(1)	4,402,721	1,499,662	454,471	6,356,854
Expenditures for Segment Assets	225,985	170,826	27,784	424,595
Capital Expenditures	181,350	144,688	27,784	353,822
Cash Paid for Acquisitions, Net of Cash acquired	35,424	21,208	—	56,632
Additions to Customer Relationship and Acquisition Costs	9,211	4,930	—	14,141
2009
Total Revenues	2,129,777	674,888	—	2,804,665
Depreciation and Amortization	174,096	73,387	33,322	280,805
Depreciation	162,400	60,678	33,091	256,169
Amortization	11,696	12,709	231	24,636
Adjusted OIBDA	871,169	125,460	(164,259)	832,370
Total Assets(1)	4,690,690	1,705,657	450,487	6,846,834
Expenditures for Segment Assets	160,784	114,171	28,768	303,723
Capital Expenditures	153,273	108,908	28,768	290,949
Cash Paid for Acquisitions, Net of Cash acquired	256	1,777	—	2,033
Additions to Customer Relationship and Acquisition Costs	7,255	3,486	—	10,741
2010
Total Revenues	2,199,487	717,169	—	2,916,656
Depreciation and Amortization	185,483	85,100	36,790	307,373
Depreciation	172,713	72,158	36,567	281,438
Amortization	12,770	12,942	223	25,935
Adjusted OIBDA	975,528	132,592	(173,798)	934,322
Total Assets(1)	4,363,805	1,671,219	374,709	6,409,733
Expenditures for Segment Assets	135,825	121,366	34,571	291,762
Capital Expenditures	120,162	104,804	34,571	259,537
Cash Paid for Acquisitions, Net of Cash acquired	5,675	13,348	—	19,023
Additions to Customer Relationship and Acquisition Costs	9,988	3,214	—	13,202

(1)                     Excludes all intercompany receivables or payables and investment in subsidiary balances.

The accounting policies of the reportable segments are the same as those described in Note 2. Adjusted OIBDA for each segment is defined as operating income before depreciation, amortization, goodwill impairment and (gain) loss on disposal/writedown of property, plant and equipment, net which are directly attributable to the segment. Internally, we use Adjusted OIBDA as the basis for evaluating the performance of, and allocating resources to, our operating segments.

A reconciliation of Adjusted OIBDA to income from continuing operations before provision for income taxes on a consolidated basis is as follows:

	Years Ended December 31,
	2008	2009	2010
Adjusted OIBDA	$758,837	$832,370	$934,322
Less: Depreciation and Amortization	257,255	280,805	307,373
Goodwill Impairment (See Note 2.g. and Note 14)	—	—	85,909
Loss (Gain) on Disposal/Writedown of Property, Plant and Equipment, Net	7,522	168	(10,994)
Interest Expense, Net	222,448	214,640	206,510
Other Expense (Income), Net	31,505	(12,486)	9,035

Income from Continuing Operations before Provision for Income Taxes	$240,107	$349,243	$336,489

Information as to our operations in different geographical areas is as follows:

	Years Ended December 31,
	2008	2009	2010
Revenues:
United States	$1,892,972	$1,930,237	$1,964,843
United Kingdom	382,971	292,685	295,462
Canada	197,031	196,246	231,477
Other International	377,582	385,497	424,874
Total Revenues	$2,850,556	$2,804,665	$2,916,656

Long-lived Assets:
United States	$3,728,501	$3,736,626	$3,341,241
United Kingdom	596,631	617,141	552,309
Canada	355,878	425,838	448,485
Other International	699,452	855,804	861,896
Total Long-lived Assets	$5,380,462	$5,635,409	$5,203,931

Information as to our revenues by product and service lines is as follows:

	Years Ended December 31,
	2008	2009	2010
Revenues:
Records Management(1)(2)	$2,049,413	$2,048,032	$2,110,503
Data Protection & Recovery(1)(3)	505,665	507,183	527,513
Information Destruction(1)(4)	295,478	249,450	278,640
Total Revenues	$2,850,556	$2,804,665	$2,916,656

(1)         Each of the service offerings within our product and service lines has a component of revenue that is storage related and a component that is service revenues, except the Information Destruction service offering, which does not have a storage component.

(2)         Includes Business Records Management, Compliant Records Management and Consulting Services, Hybrid Services, Fulfillment Services, Health Information Management Solutions, Film and Sound Archives and Energy Data Services.

(3)         Includes Physical Data Protection & Recovery Services and Intellectual Property Management.

(4)         Includes Physical Secure Shredding and Compliant Information Destruction.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

10. Commitments and Contingencies

a.    Leases

Most of our leased facilities are leased under various operating leases that typically have initial lease terms of five to ten years. A majority of these leases have renewal options with one or more five year options to extend and may have fixed or Consumer Price Index escalation clauses. We also lease equipment under operating leases (primarily computers) which have an average lease life of three years. Vehicles and office equipment are also leased and have remaining lease lives ranging from one to seven years. Due to the declining economic environment in 2008, the current fair market values of vans, trucks and mobile shredding units within our vehicle fleet portfolio, which we lease, declined. As a result, certain vehicle leases that previously met the requirements to be considered operating leases were classified as capital leases upon renewal. The 2008 impact of this change on our consolidated balance sheet as of December 31, 2008 was to increase property, plant and equipment and debt by  $58,517 and this had no impact on 2008 operating results. Operating results for 2009 and 2010 accordingly have lower vehicle rent expense (a component of transportation costs within cost of sales), offset by an increased amount of combined depreciation and interest expense. Total rent expense (including common area maintenance charges) under all of our operating leases was  $273,628 (including  $20,828 associated with vehicle leases which became capital leases in 2008),  $244,220 and  $241,549 for the years ended December 31, 2008, 2009 and 2010, respectively. Included in total rent expense was sublease income of  $5,271,  $4,126 and  $2,721 for the years ended December 31, 2008, 2009 and 2010, respectively.

Estimated minimum future lease payments (excluding common area maintenance charges) include payments for certain renewal periods at our option because failure to renew results in an economic disincentive due to significant capital expenditure costs (e.g., racking), thereby making it reasonably assured that we will renew the lease. Such payments in effect at December 31, are as follows:

	Operating Lease	Sublease	Capital
	Payment(1)	Income(2)	Leases
2011	$226,320	$2,649	$45,686
2012	215,812	2,042	50,927
2013	207,556	1,726	32,151
2014	196,141	1,468	24,281
2015	187,767	1,376	15,694
Thereafter	1,894,831	1,899	144,685

Total minimum lease payments	$2,928,427	$11,160	313,424
Less amounts representing interest			(111,567)
Present value of capital lease obligations			$201,857

(1)         Includes  $5,545,  $4,976,  $5,024,  $5,063,  $5,101 and  $30,378 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively, related to our New Zealand Business, Digital Business and Domain Name Product Line (a total of  $56,087).

(2)         Includes  $211,  $218,  $38,  $0,  $0 and  $0 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively, related to our New Zealand Business, Digital Business and Domain Name Product Line (a total of  $467).

In addition, we have certain contractual obligations related to purchase commitments which require minimum payments of  $27,873,  $3,013,  $1,691,  $1,098,  $750 and  $497 in 2011, 2012, 2013, 2014, 2015 and thereafter, respectively.

b.  Self-Insured Liabilities

We are self-insured up to certain limits for costs associated with workers’ compensation claims, vehicle accidents, property and general business liabilities, and benefits paid under employee healthcare and short-term disability programs. At December 31, 2009 and 2010 there were  $41,106 and  $43,901, respectively, of self-insurance accruals reflected in our consolidated balance sheets. The measurement of these costs requires the consideration of historical cost experience and judgments about the present and expected levels of cost per claim. We account for these costs primarily through actuarial methods, which develop estimates of the undiscounted liability for claims incurred, including those claims incurred but not reported. These methods provide estimates of future ultimate claim costs based on claims incurred as of the balance sheet date.

c.  Litigation

We are involved in litigation from time to time in the ordinary course of business with a portion of the defense and/or settlement costs being covered by various commercial liability insurance policies purchased by us. In the opinion of management, no material legal proceedings are pending to which we, or any of our properties, are subject, except as discussed below. We record legal costs associated with loss contingencies as expenses in the period in which they are incurred.

d.  London Fire

In July 2006, we experienced a significant fire in a leased records and information management facility in London, England, that resulted in the complete destruction of the facility and its contents. The London Fire Brigade (“LFB”) issued a report in which it was concluded that the fire resulted either from human agency, i.e., arson, or an unidentified ignition device or source, and its report to the Home Office concluded that the fire resulted from a deliberate act. The LFB also concluded that the installed sprinkler system failed to control the fire due to the primary electric fire pump being disabled prior to the fire and the standby diesel fire pump being disabled in the early stages of the fire by third-party contractors. We have received notices of claims from customers or their subrogated insurance carriers under various theories of liability arising out of lost data and/or records as a result of the fire. Certain of those claims have resulted in litigation in courts in the United Kingdom. We deny any liability in respect of the London fire and we have referred these claims to our excess warehouse legal liability insurer, which has been defending them to date under a reservation of rights. Certain of the claims have been settled for nominal amounts, typically one to two British pounds sterling per carton, as specified in the contracts, which amounts have been or will be reimbursed to us from our primary property insurer. We believe we carry adequate property and liability insurance. We do not expect that legal proceedings related to this event will have a material impact to our consolidated results of operations or financial condition.

e.  Chile Earthquake

As a result of the February 27, 2010 earthquake in Chile, we experienced damage to certain of our 13 owned and leased records management facilities in that region. None of our facilities were destroyed by fire or significantly impacted by water damage. However, the structural integrity of five buildings was compromised, and some of the racking included in certain buildings was damaged or destroyed. Some customer materials were impacted by this event. Revenues from this country represent less than 1% of our consolidated enterprise revenues. We believe we carry adequate property and liability insurance and do not expect that this event will have a material impact on our consolidated results of operations or financial condition. We have received cumulative year-to-date payments from our insurance carriers of approximately  $27,000. Such amount represents a portion of our business personal property, business interruption, and expense claims filed with our insurance carriers. We expect to utilize cash from our insurance settlements to fund capital expenditures and for general working capital needs. We have recorded gains on the disposal/writedown of property, plant and equipment, net in our statement of operations of approximately  $10,200 for the year ended December 31, 2010. Proceeds from our business personal property claims are reflected in our statement of cash flows under proceeds from sales of property and equipment and other, net included in the investing activities section when received. We have reflected approximately  $14,800 of the cash proceeds received to date as proceeds from sales of property and equipment, net in our statement of cash flows for the year ended December 31, 2010 as a result of the settlement of a portion of the property component of our claim.

f. New Zealand Earthquake

As a result of the September 2010 earthquake in New Zealand, we experienced damage to one of our leased records management facilities in that region. The facility was not destroyed by fire or significantly impacted by water damage. However, some of the racking included in the building was damaged or destroyed. Some customer materials were impacted by this event. Revenues from this country represent less than 1% of our consolidated enterprise revenues. We believe we carry adequate property and liability insurance and do not expect that this event will have a material impact on our consolidated results of operations or financial condition. We expect to utilize cash from our insurance settlements to fund capital expenditures and for general working capital needs. We expect to receive proceeds from our property claims that exceed the carrying value of the related assets. We, therefore, expect to recognize gains on the disposal/writedown of property, plant and equipment, net in our statement of operations in future periods when the cash received to date exceeds the carrying value of the related property, plant and equipment, net. Proceeds from our business personal property claims are reflected in our statement of cash flows under proceeds from sales of property, plant and equipment and other, net included in the investing activities section when received.

g.  Brazilian Litigation

In September 2010, Iron Mountain do Brasil Ltda., our Brazilian operating subsidiary (“IMB”), was sued in Curitiba, Brazil in the 11th Lower Labor Claim Court. The plaintiff in the six related lawsuits, Sindicato dos Trabalhadores em Empresas de Serviços Contábeis, Assessoramento, Perícias, Informações, Pesquisas, e em Empresas Prestadoras de Serviços do Estado do Paraná (Union of Workers in Business Services Accounting, Advice, Expertise, Information, Research and Services Companies in the State of Parana), a labor union in Brazil, purports to represent approximately 2,000 individuals who provided services for IMB. The complaint alleges that these individuals were incorrectly classified as non-employees by IMB and seeks unspecified monetary damages, including attorneys’ fees, unpaid wages, unpaid benefits and certain penalties. The parties participated in a preliminary hearing in December 2010 and an additional hearing is scheduled to take place in May 2011, in which oral arguments will be presented. We intend to defend this case vigorously. While we are unable to predict the final outcome of this matter at this time, we do not expect this lawsuit will have a material impact on our consolidated results of operations or financial condition.

h.  Patent Infringement Lawsuit

In August 2010, we were named as a defendant in a patent infringement suit filed in the US District Court for the Eastern District of Texas by Oasis Research, LLC. The plaintiff alleges that the backup technology of Connected Corporation (“Connected”) previously included in our Digital Business infringes certain U.S. patents owned by the plaintiff and seeks damages equal to 10% of the Connected revenue from 2005 through 2010, or approximately  $26,000, and future royalties. In November 2010, we filed a motion to dismiss for misjoinder, or in the alternative, to sever and transfer claims to the US District Court for the District of Massachusetts. In December 2010, Oasis Research LLC filed a response opposing our motions. The court has not ruled on any outstanding motions. A scheduling conference has been set for April 18, 2011. Although we are unable to predict the final outcome of this matter at this time, we believe we have meritorious defenses and intend to defend this case vigorously. We do not expect this lawsuit will have a material impact on our consolidated results of operations or financial condition. As part of the sale of our Digital Business discussed at Note 14, Autonomy has assumed this obligation and the defense of this litigation and has agreed to indemnify us against any losses.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions

11. Related Party Transactions

We lease space to an affiliated company, Schooner Capital LLC (“Schooner”), for its corporate headquarters located in Boston, Massachusetts. For the years ended December 31, 2008, 2009 and 2010, Schooner paid rent to us totaling  $152,  $177 and  $198, respectively. We lease facilities from a trust of which one of our officers is the beneficiary. Our aggregate rental payment for such facilities during 2008, 2009 and 2010 was  $1,078,  $1,105 and  $1,149, respectively.

401(k) Plans	12 Months Ended
Dec. 31, 2010
401(k) Plans
401(k) Plans

12. 401(k) Plans

We have a defined contribution plan, which generally covers all non-union U.S. employees meeting certain service requirements. Eligible employees may elect to defer from 1% to 25% of compensation per pay period up to the amount allowed by the Internal Revenue Code. In addition, IME operates a defined contribution plan, which is similar to the U.S.’s 401(k) Plan. We make matching contributions based on the amount of an employee’s contribution in accordance with the plan documents. We have expensed  $13,937,  $14,364 and  $16,606 for the years ended December 31, 2008, 2009 and 2010, respectively.

Stockholders' Equity Matters	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Matters
Stockholders' Equity Matters

13. Stockholders’ Equity Matters

In February 2010, our board of directors approved a share repurchase program authorizing up to  $150,000 in repurchases of our common stock, and in October 2010, our board of directors authorized up to an additional  $200,000 of such purchases, for a total of  $350,000. This represented less than 10% of our outstanding common stock based on the closing price on the dates the programs were announced. All purchases are subject to stock price, market conditions, corporate and legal requirements and other factors. In addition, in February 2010, our board of directors adopted a dividend policy under which we began paying quarterly cash dividends on our common stock. The first quarterly dividend of  $0.0625 per share was paid on April 15, 2010 to stockholders of record on March 25, 2010 in the aggregate amount of  $12,720. The second quarterly dividend of  $0.0625 per share was paid on July 15, 2010 to stockholders of record on June 25, 2010 in the aggregate amount of  $12,641. The third quarterly dividend of  $0.0625 per share was paid on October 15, 2010 to stockholders of record on September 28, 2010 in the aggregate amount of  $12,532. The fourth quarterly dividend of  $0.1875 per share was paid on January 14, 2011 to stockholders of record on December 27, 2010 in the aggregate amount of  $37,514. Declaration and payment of future quarterly dividends is at the discretion of our board of directors.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations
Discontinued Operations

14. Discontinued Operations

Digital Operations

In August 2010, we divested the Domain Name Product Line for approximately  $11,400 in cash at closing.  The assets sold primarily consisted of customer contracts.  Total revenues of this product line for the year ended December 31, 2009 and the seven months ended July 31, 2010 were approximately  $6,300 and  $3,500, respectively.  A gain on sale of discontinued operations in the amount of approximately  $6,900 ( $2,834, net of tax) was recorded during the three months ended September 30, 2010.

During the quarter ended September 30, 2010, we concluded that events occurred and circumstances changed in our former worldwide digital business reporting unit that required us to conduct an impairment review.  The primary factors contributing to our conclusion that we had a triggering event and a requirement to reassess our former worldwide digital business reporting unit goodwill for impairment included:  (1) a reduction in forecasted revenue and operating results due to continued pressure on key parts of the business as a result of the weak economy; (2) reduced revenue and profit outlook for our eDiscovery service due to smaller average matter size and lower pricing; (3) a decision to discontinue certain software development projects; and (4) the sale of the Domain Name Product Line.  As a result of the review, we recorded a provisional goodwill impairment charge associated with our former worldwide digital business reporting unit in the amount of  $255,000 during the quarter ended September 30, 2010.  We finalized the estimate in the fourth quarter of 2010, and we recorded an additional impairment of  $28,785, for a total goodwill impairment charge of  $283,785. For the year ended December 31, 2010, we allocated  $85,909 of this charge to the retained intellectual software escrow services business, based on a relative fair value basis, which continues to be included in our continuing results of operations as further discussed below.  In April 2011, we announced a comprehensive strategic plan which included exploring strategic alternatives for our digital business, including a potential sale of the Digital Business.

On June 2, 2011, IMI completed the sale of the Digital Business to Autonomy, pursuant to the Digital Sale Agreement.  In the Digital Sale, Autonomy purchased (i) the shares of certain of IMI’s subsidiaries through which IMI conducted the Digital Business and (ii) certain assets of IMI and its subsidiaries relating to the Digital Business.  The Digital Sale qualified as discontinued operations because (a) the remaining direct gross cash inflows and outflows of the Digital Business by IMI post-close are not expected to be significant in relation to the direct gross cash inflows and outflows absent the Digital Sale and (b) there is no significant continuing involvement because IMI does not retain the ability to influence the operating and financial policies of the Digital Business.  As a result, the financial position, operating results and cash flows of the Digital Business and the Domain Name Product Line, for all periods presented, have been reported as discontinued operations for financial reporting purposes.  IMI retained its intellectual software escrow services business, which had previously been reported in the former worldwide digital business segment along with the Digital Business and the Domain Name Product Line. The intellectual software escrow services business is now reported in the North American Physical Business segment.

Pursuant to the Digital Sale Agreement, IMI received approximately  $395,400 in cash, consisting of the initial purchase price of  $380,000 and a preliminary working capital adjustment of approximately  $15,400, which remains subject to a customary post-closing adjustment based on the amount of working capital at closing.  The purchase price for the Digital Sale will be increased on a dollar-for-dollar basis if the working capital balance at the time of closing exceeds the target amount of working capital as set forth in the Digital Sale Agreement and decreased on a dollar-for-dollar basis if such closing working capital balance is less than the target amount.  Transaction costs amounted to  $7,387. Additionally,  $11,075 of inducements are payable to Autonomy and have been netted against the proceeds in calculating the gain on the Digital Sale. We used the net proceeds received from the Digital Sale to pay down amounts outstanding under our revolving credit facility.

The table below summarizes certain results of operations of the Digital Business and the Domain Name Product Line:

	Years Ended December 31,
	2008	2009	2010

Total Revenues	$196,851	$201,651	$203,479

Loss Before Benefit for Income Taxes of Discontinued Operations	$(14,432)	$(14,959)	$(235,161)
Benefit for Income Taxes	(4,302)	(4,791)	(19,682)
Loss from Discontinued Operations, Net of Tax	$(10,130)	$(10,168)	$(215,479)

There have been no allocations of corporate general and administrative expenses to discontinued operations.  In accordance with our policy, we have allocated corporate interest associated with all debt that is not specifically allocated to a particular component based on the proportion of the assets of the Digital Business and the Domain Name Product Line to IMI’s total consolidated assets at the applicable weighted average interest rate associated with such debt for such reporting period.  Interest allocated to the Digital Business and the Domain Name Product Line and included in income (loss) from discontinued operations amounted to  $14,120,  $13,041 and  $14,336 for the years ended December 31, 2008, 2009 and 2010, respectively.

The carrying amounts of the major classes of assets and liabilities of the Digital Business were as follows:

	December 31, 2009	December 31, 2010
Accounts receivable, net	$44,184	$41,418
Deferred income taxes	683	1,726
Prepaid expenses and other	6,787	6,585
Current assets of discontinued operations	51,654	49,729
Property, plant and equipment, net	45,968	39,539
Goodwill, net	152,690	35,699
Deferred income taxes	—	13,934
Other assets, net	49,127	45,889
Non-current assets of discontinued operations	247,785	135,061
Assets of discontinued operations	$299,439	$184,790

Accounts payable	$11,032	$15,848
Accrued expenses	6,648	8,879
Deferred revenue	35,450	27,638
Current liabilities of discontinued operations	53,130	52,365
Other long-term liabilities	—	1,009
Deferred income taxes	12,549	—
Non-current liabilities of discontinued operations	12,549	1,009
Liabilities of discontinued operations	$65,679	$53,374

In connection with the Digital Sale on June 2, 2011, we entered into several other arrangements with Autonomy, including:

·                  A reseller agreement with Autonomy that allows us to sell certain products and services of the Digital Business now owned by Autonomy and certain other Autonomy products and services (the “Products and Services”) over a three year period beginning June 2, 2011.  The reseller agreement provides for the payments to Autonomy of: (i)  $3,500, which was paid on the closing of the Digital Sale; and (ii)  $6,000 on June 2, 2012.  Such amounts represent prepayments of amounts payable to Autonomy related to qualifying sales of Products and Services to new customers of the Digital Business and are non-refundable to the extent we do not achieve the requisite level of qualifying sales of Products and Services during the term of the reseller agreement.

·                  A co-location agreement with Autonomy in which we will provide certain storage related services associated with certain data centers to Autonomy for a two year transitional period beginning June 2, 2011.  Autonomy has the right to extend this period by two additional years upon six months notice prior to the end of the first two year term.

·                  A transitional services agreement to provide certain services, generally for a period no longer than six months, including general, administrative, finance, human resource and information technology services.

·                  The payment by us to Autonomy of approximately  $3,075 as of the closing for the purchase of certain Products and Services for our internal use.

The revenues and corresponding expenses associated with the above agreements will be reflected in our continuing operating results.  None of these services gives IMI the ability to influence the operating and financial policies of the Digital Business.  We have concluded that the direct cash flows associated with these agreements are not significant because they are estimated to represent less than 5% of both direct cash inflows and outflows of the Digital Business for the one year period subsequent to the Digital Sale, and, therefore, we have reported the Digital Business as discontinued operations in the accompanying consolidated financial statements for all periods presented.

New Zealand Business

After further analysis subsequent to our April 2011 announcement of our comprehensive strategic plan, which includes reviewing select underperforming international markets, IMI committed in May 2011 to a plan to sell the New Zealand Business. In the calculation of the carrying value of our New Zealand Business, we allocated the goodwill of our Australia/New Zealand reporting unit between Australia and New Zealand on a relative fair value basis. We anticipate completing the sale of the New Zealand Business by the end of May 2012.  The New Zealand Business was previously included within the International Physical Business segment.  The financial position, operating results and cash flows of the New Zealand Business, for all periods presented, have been reported as discontinued operations for financial reporting purposes.

The table below summarizes certain results of operations of the New Zealand Business:

	Years Ended December 31,
	2008	2009	2010

Total Revenues	$7,727	$7,279	$7,414

Loss Before Provision (Benefit) for Income Taxes of Discontinued Operations	$(808)	$(1,451)	$(533)
Provision (Benefit) for Income Taxes	—	—	—
Loss from Discontinued Operations, Net of Tax	$(808)	$(1,451)	$(533)

The carrying amounts of the major classes of assets and liabilities of the New Zealand Business were as follows:

	December 31, 2009	December 31, 2010
Accounts receivable, net	$928	$1,339
Prepaid expenses and other	1,134	1,034
Current assets of discontinued operations	2,062	2,373
Property, plant and equipment, net	4,198	3,746
Goodwill, net	6,128	6,128
Other assets, net	5,614	5,689
Non-current assets of discontinued operations	15,940	15,563
Assets of discontinued operations	$18,002	$17,936

Current portion of long-term debt	$1,081	$387
Accounts payable	287	263
Accrued expenses	530	1,382
Deferred revenue	234	113
Current liabilities of discontinued operations	2,132	2,145
Other long-term liabilities	27	24
Deferred income taxes	1,700	1,679
Non-current liabilities of discontinued operations	1,727	1,703
Liabilities of discontinued operations	$3,859	$3,848

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

15. Subsequent Events

In January 2011, we redeemed the remaining  $231,255 aggregate principal amount outstanding of the 7 3/4% Notes at a redemption price of  $1,000 for each one thousand dollars of principal amount of notes redeemed, plus accrued and unpaid interest. We will record a gain to other expense (income), net of approximately  $800 in the first quarter of 2011 related to the early extinguishment of the 7 3/4% Notes being redeemed. This gain consists of original issue premiums, net of deferred financing costs related to the 7 3/4% Notes that were redeemed.

           In January 2011, we acquired the remaining 80% interest of our joint venture in Poland (Iron Mountain Poland Holdings Limited) in a stock transaction for an estimated purchase price of  $69,500, including an initial cash purchase price of  $35,000. As a result, we now own 100% of our Polish operations, which provide storage and records management services. The terms of the purchase and sale agreement requires a second payment based upon the audited financial results of the joint venture for the period April 1, 2010 through March 31, 2011. This payment is based upon a formula defined in the purchase and sale agreement and is expected to be paid in the second quarter of 2011. Our current estimate of the second payment is approximately  $32,000. Additionally, the purchase and sale agreement provides for the payment of up to a maximum of  $2,500 of contingent consideration to be paid in July 2012 based upon meeting certain performance criteria. The carrying value of the 20% interest that we owned and accounted for under the equity method of accounting amounted to approximately  $5,500 as of December 31, 2010. We will calculate the fair value of such interest on the date of the acquisition of the additional 80% interest and will record a gain during the first quarter of 2011 to other (income) expense, net included in the consolidated statement of operations. One of the members of our board of directors and several of his family members hold an indirect equity interest in one of the shareholders that will receive proceeds in connection with this transaction. As a result of this equity interest, our board member together with several of his family members will receive approximately 24% of the purchase price that we pay in connection with this transaction.

In September 2011, as a result of certain changes we made in the manner in which our European operations will be managed, we reorganized our reporting structure and reassigned goodwill among the revised reporting units.  Previously, we tested goodwill impairment at the European level on a combined basis.  As a result of the management and reporting changes, we concluded that we have three reporting units for our European operations, consisting of (1) the United Kingdom, Ireland and Norway, (2) Belgium, France, Germany, Italy, Luxembourg, Netherlands and Spain (“Western Europe”) and (3) the remaining countries in Europe.  Due to these changes, we will perform all future goodwill impairment analysis on the new reporting unit basis.  As a result of the restructuring of our reporting units, we concluded that we had an interim triggering event and a requirement to assess these reporting units for impairment.  We believe that our Western Europe reporting unit may have an impairment and we have initiated a review of all long-lived assets in this group.  Total long-lived assets of the Western Europe reporting unit are  $310,000, including approximately  $111,000 of allocated goodwill, as of July 31, 2011.  In conjunction with our third quarter 2011 filing on Form 10-Q, we expect to record our preliminary estimate of any impairment charges based on work completed through the time of our filing.  We anticipate finalizing any change to the estimated impairment charge, if any, in the fourth quarter of 2011, which will be included in our 2011 annual report on Form 10-K.

We have evaluated subsequent events through the date our financial statements were issued.

Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information
Entity Registrant Name	IRON MOUNTAIN INC
Entity Central Index Key	0001020569
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false